As filed with the Securities and Exchange Commission on August 31, 2000.
                                                               File No. 33-24041
                                                               File No. 811-5646


                                    FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]
         Pre-Effective Amendment No.                      __
         Post-Effective Amendment No. 15                 [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
ACT OF 1940                                              [X]
      Amendment No. 19
                        (Check appropriate box or boxes.)

                             NEW CENTURY PORTFOLIOS
                Exact name of Registrant as specified in Charter)


20 William Street, Suite 330, Wellesley, MA 02481-4102
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number: (781) 239-0445

                      Ellen M. Bruno, Secretary
                      c/o Weston Financial
                      20 William Street, Suite 330
                      Wellesley, MA 02481-4102
                     (Name and Address of Agent for Service)


Please send copies of all communications to:
                      Steven M. Felsenstein, Esq., c/o Greenberg, Traurig, LLP 2050 One Commerce Square, 2005 Market Street Philadelphia, PA 19103

Approximate date of Proposed Public Offering:
As soon as practicable after the effective date of the registration statement.

It is proposed that this filing will become effective (check appropriate box):
         /_/      immediately  upon  filing  pursuant  to  paragraph  (b).
         /_/      on (date) pursuant to paragraph (b).
         /_/      60 days after filing pursuant to paragraph (a)(1).
         /_/      on (date) pursuant to paragraph (a)(1).
         /X/      75 days after filing pursuant to paragraph (a)(2).
         /_/      on (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:
  /__/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             NEW CENTURY PORTFOLIOS


                      Prospectus dated November ____, 2000

Each Portfolio has a specific investment objective. There is no assurance the objectives will be achieved.

NEW CENTURY CAPITAL PORTFOLIO. The investment objective of the Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. The Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign).

NEW CENTURY BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk. The Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign), and fixed income securities (domestic and foreign).

NEW CENTURY AGGRESSIVE PORTFOLIO. The investment objective of the Aggressive Portfolio is to provide capital growth, without regard to current income, while managing risk. The Portfolio seeks to achieve the objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign).

NEW CENTURY INTERNATIONAL PORTFOLIO. The investment objective of the International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk. The Portfolio seeks to achieve these objectives by investing primarily in shares of registered investment companies that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).



                                     [LOGO]

                             NEW CENTURY PORTFOLIOS

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

   Your Guide to the Prospectus............................................ i

THE PORTFOLIOS
   An Introduction to Funds of Funds....................................... 1
   The Objectives, Principal Investments and Policies of the Portfolios
      New Century Capital Portfolio........................................ 1
      New Century Balanced Portfolio....................................... 1
      New Century Aggressive Portfolio..................................... 2
      New Century International Portfolio.................................. 2
   Other Investment Strategies of the Portfolios........................... 3
   The Investment Selection Process Used by the Portfolios................. 8
   The Principal Risks of Investing in the Portfolios......................10
   Performance History.....................................................13
   Expenses................................................................15

WHO MANAGES THE PORTFOLIOS
   The Investment Advisor..................................................17
   The Portfolio Manager...................................................17

HOW TO BUY AND SELL SHARES
   Pricing of Portfolio Shares.............................................18
   Instructions For Opening and Adding to an Account.......................18
   Telephone and Wire Transactions.........................................20
   Additional Purchase Information.........................................20
   Instructions For Selling Portfolio Shares...............................21
   Additional Redemption Information.......................................22
   How to Exchange Shares..................................................24
   Retirement Plan Services................................................26
   Automatic Services for Portfolio Investors..............................26
   Shareholder Communications..............................................27
   Dividends and Distributions.............................................27
   Taxes...................................................................27

FINANCIAL HIGHLIGHTS.......................................................29

NEW CENTURY PORTFOLIOS.....................................................32

WHERE TO GO FOR MORE INFORMATION
   Annual And Semiannual Reports...........................................33
   Statement of Additional Information.....................................33

                          YOUR GUIDE TO THE PROSPECTUS

This Prospectus will help you decide whether investing in the New Century Portfolios is appropriate for you. The New Century Portfolios is a family of funds. There are presently four portfolios available for investment: the New Century Capital Portfolio ("Capital Portfolio"), the New Century Balanced Portfolio ("Balanced Portfolio"), the New Century Aggressive Portfolio ("Aggressive Portfolio") and the New Century International Portfolio ("International Portfolio"). The investment advisor for each Portfolio is Weston Financial Group, Inc., (The "Advisor").

We divided the Prospectus into four sections to make it easy for you to find the information you need.

The first section, "The Portfolios", contains a discussion of the objectives, principal risks, performance history and fees of each Portfolio. In particular, this section sets forth four important facts about each Portfolio:

     The investment goal of each Portfolio,

     The principal investment policies of each Portfolio,

     The investment selection process used by each Portfolio, and

     The principal risks associated with each Portfolio.

The remaining sections of the Prospectus - Who Manages the Portfolios, How to Buy and Sell Shares and Financial Highlights - provide detailed information regarding the management of the Portfolios, the services and privileges available to the Portfolios' shareholders, how shares are priced, how to buy and sell shares, and financial information.

                                 THE PORTFOLIOS

                        An Introduction to Funds of Funds

New Century Portfolios is a family of funds that invest in other investment companies. With one purchase, an investor can invest in an actively managed Portfolio of investment companies that are not limited to any one family of funds. Each Portfolio's objective, and its policy to concentrate primarily in shares of other registered investment companies, cannot be changed without approval by the shareholders of the Portfolio.

         The Objectives, Principal Investments and Policies of the Portfolios

New Century Capital Portfolio

Investment Objective. The investment objective of the Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Investment Strategies. The New Century Capital Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign).

The Portfolio will diversify its equity investments by investing primarily in investment companies that concentrate in different segments of the equity markets. For example, the Portfolio may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization, aggressive, and foreign equities.

New Century Balanced Portfolio

Investment Objective. The investment objective of the Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.

Investment Strategies. The New Century Balanced Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign) and fixed income securities (domestic and foreign).

The Portfolio will use a variety of investment techniques designed to generate dividends (including dividends of funds in which we invest that are derived from interest), interest, and other income. The Portfolio will diversify its equity and fixed income investments by investing primarily in investment companies that concentrate in different segments of the equity markets and investment companies that concentrate in different segments of the fixed income markets. For example, the portion of the Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and foreign equities. The portion of the


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

Portfolio that is invested in fixed income securities may be invested in investment companies that emphasize domestic, high yield and foreign fixed income securities.

New Century Aggressive Portfolio

Investment Objective. The investment objective of the Portfolio is to provide capital growth, without regard to current income, while managing risk.

Investment Strategies. The New Century Aggressive Portfolio seeks to achieve its investment objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign) or other securities that are selected by those investment companies to achieve growth.

The Portfolio will select for its portfolio investment companies which seek to achieve above-average growth through investment in equity securities of companies expected to appreciate as a result of growing or strong earnings or the growth or advancement of the company's business, products, etc. For example, the portion of the Portfolio that is invested in equities may be invested in investment companies that emphasize capital appreciation, aggressive growth, growth, growth and income, equity income, small-capitalization, medium-capitalization and foreign equities. The Portfolio may also invest in an investment company with a portfolio of debt securities.

New Century International Portfolio

Investment Objective. The investment objective of the Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.

Investment Strategies. The New Century International Portfolio seeks to achieve its primary investment objective by investing in shares of registered investment companies that emphasize investments in equities, but with a focus on securities in foreign, worldwide, and emerging markets, and with less emphasis on investments in domestic issuers.

The Portfolio will select investment companies that emphasize investment in securities of issuers that are located outside the U.S., or which derive a significant portion of their business or profits outside the U.S. The Portfolio will select investment companies that invest in companies that may benefit from growing markets, new products, increasing market share, growth of dividends, interest, or other income. In selecting such investment companies, the Portfolio may consider the opportunity for such an investment company to produce current income through its investments.

The Portfolio will diversify its equity investments by investing primarily in investment companies that concentrate in different segments of the foreign and domestic equity markets. For example, the portion of the Portfolio that is invested in equities may be invested in investment companies that emphasize growth, growth and income, equity income, small-capitalization and aggressive equities.

                  Other Investment Strategies of the Portfolios

The Advisor may invest a portion of each Portfolio's assets in those investment companies that use different versions of so-called defensive strategies to minimize risk. These defensive strategies may include the purchase of low volatility stocks, a combination of stocks and bonds or convertible bonds, money market funds, cash and cash equivalents, as well as high dividend paying stocks. For example, a fund may be chosen because it primarily invests in intermediate or short-term bonds, which are less volatile than funds emphasizing longer-term bonds.

In addition, each Portfolio may commit a portion of its assets to certain investment companies whose assets do not necessarily move in accordance with the United States stock market. These would include investment companies that invest in foreign stocks and bonds, real estate and other tangible assets, as well as investment companies that concentrate their assets in one segment of the equities market.

Investments In Investment Companies and The Investment Company Industry. The Portfolios, by investing in shares of investment companies, indirectly pay a portion of the operating expenses, management expenses and brokerage costs of such companies as well as the expense of operating the Portfolio. Thus, the Portfolios' investors will indirectly pay higher total operating expenses and other costs than they would pay by owning the underlying investment companies directly. The Portfolios attempt to identify investment companies that have demonstrated superior management in the past, thus possibly offsetting these factors by producing better results and/or lower costs and expenses than other investment companies. There can be no assurance that this result will be achieved.

Investing in investment companies does not eliminate investment risk. When the Advisor has identified a significant upward trend in a particular market sector, each Portfolio retains the right to invest in investment companies which concentrate in that particular market sector. Such investment companies tend to have greater fluctuations in value when compared to other categories of investment companies.

The Portfolios must also structure their investments in other investment company shares to comply with certain provisions of federal and state securities laws. Currently, the law limits the amount of the investment of New Century Portfolios' assets in any investment company to 3% of total asset value of any such company. These laws and regulations also may adversely affect the operations of each Portfolio with respect to purchases or redemption of shares issued by an investment company. As a result of this restriction, a Portfolio would have to select alternative investments, which may be less desirable than the previously acquired investment company securities. Shares held by New Century Portfolios in excess of 1% of an issuer's outstanding securities will be considered illiquid and, together with other illiquid securities, may not exceed 10 percent of each Portfolio's assets. (The underlying investment company may be allowed to delay redemption of its shares held by an investment company, such as New Century Portfolios, in excess of 1% of its total assets for 30 days.)

Consequently, if a Portfolio were more heavily concentrated in a small investment company, it might not be able to readily dispose of such investment company shares and might be forced to redeem Portfolio shares in kind to redeeming shareholders by delivering shares of investment companies that are held by the Portfolio. Each Portfolio will generally limit the portion of its assets which will be invested in any underlying fund so as to minimize or eliminate the effects of this restriction. Although a Portfolio may be restricted in its ability to redeem, Portfolio shareholders who receive shares upon redemption are not so restricted. If shares are redeemed in kind, the redeeming Shareholder may incur redemption fees or brokerage costs in converting the assets into cash. Applicable fundamental policies are reflected in the Portfolio's investment restrictions. Holdings of affiliated persons are included in the 3 % limitation on investment in any other investment company and in the computation of the 1% of an underlying issuer's securities for purposes of the illiquidity restriction, and possible delay in redemption of underlying investment company securities, described above. When affiliated persons hold shares of any of the underlying funds, New Century Portfolios' ability to invest is restricted. In that case, the Portfolios could be forced to select alternative, and perhaps less preferable, investments. This restriction applies to New Century Portfolios as a whole, not each Portfolio separately.

Investment decisions by the investment advisors of the underlying funds are made independently of the Portfolios and its Advisor. Therefore, the investment advisor of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result of this would be an indirect expense to a Portfolio without accomplishing any investment purpose.

Each Portfolio expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the investment companies. However, each Portfolio may consider other factors in the selection of investment companies. These other factors include, but are not limited to, the investment company's size, shareholder services, liquidity, investment objective and investment techniques, etc. Each Portfolio will be affected by the losses of its underlying investment companies, and the level of risk arising from the investment practices of such investment companies (such as repurchase agreements, quality standards, or lending of securities) and has no control over the risks taken by such investment companies. Each Portfolio can also elect to redeem (subject to the 1% limitation discussed above) its investment in an underlying investment company (or sell it if the company is a closed-end one) if that action is considered necessary or appropriate.

Underlying Funds. The underlying funds in which the Portfolios invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and emerging markets. The funds may invest in various obligations and employ various investment techniques. The following describes some of the most common of such obligations and techniques.

Industry Concentration. An underlying fund may concentrate its investments within one industry. Because investments within a single industry would all be affected by developments within that industry, a fund which concentrates in an industry is subject to greater risk than a fund which invests in a broader range of securities. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Illiquid And Restricted Securities. An underlying fund may invest up to 15% of its net assets in illiquid securities for which there is no readily available market. Illiquid securities may include restricted securities the disposition of which would be subject to legal restrictions. During the time it takes to dispose of illiquid securities, the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.

Foreign Securities. An underlying fund may invest its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. All of these risks are heightened for investments in emerging markets.

Foreign Currency Transactions. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Although such contracts tend to minimize the risk of loss due to a change in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency change favorably during the contract period.

Repurchase Agreements. Like the Portfolios, underlying funds, particularly money market mutual funds, may enter into repurchase agreements. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Loans Of Portfolio Securities. An underlying fund may lend its portfolio securities equal in value up to one-third of its total assets. The loan is secured continuously; however, loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Short Sales. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund may be required to pay a premium, dividend or interest.

Risk Factors Regarding Options, Futures And Options On Futures. Successful use by an underlying fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Certain derivative positions may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such a position and this could have an adverse impact on a fund. When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available and a secondary market may not exist.

Leverage Through Borrowing. An underlying fund may borrow to increase its holdings of portfolio securities. The fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300%, even if disadvantageous. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs and fees which may exceed the interest and gains, if any, received from the securities purchased with borrowed funds.

Money Market Securities. Each Portfolio may invest limited amounts of uninvested cash, generally aggregating less than 1% of assets in money market securities. Money market securities include marketable securities issued or guaranteed as to principal and interest by the government of the United States or by its agencies or instrumentalities and repurchase agreements (secured by United States Treasury or agency obligations).

The cash will be invested in high quality money market instruments while seeking maximum current income and maintaining preservation of capital. These instruments are considered safe because of their short-term maturities, liquidity and high quality ratings.

Under a repurchase agreement the Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligations of the seller to repurchase and of the Portfolio to resell such instrument at a fixed price. The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Portfolio may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Portfolio and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. While management of the Portfolio acknowledges these risks, it is expected that they can be controlled through stringent security selection and careful monitoring procedures.

The Portfolio will select money market securities for investment when such securities offer a current market rate of return which the Advisor considers reasonable in relation to the risk of the investment, and the issuer can satisfy suitable standards of credit-worthiness set by the Advisor and described in the Statement of Additional Information.

Investments in Individual Securities. While it is not currently the intention of the Portfolios, each Portfolio retains the right, when the Advisor deems appropriate, to invest in individual securities. The Advisor will not invest in individual securities without prior approval by the Board of Trustees. While it is not currently the intent of the Portfolios, each Portfolio also retains the right, when the Advisor deems appropriate, to invest in investment grade fixed income securities.

Portfolio Turnover. Each Portfolio presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might adversely affect a Portfolio's performance due to additional transaction costs (such as brokerage commissions or sales charges) and adverse tax effects. (See "Taxes".)

             The Investment Selection Process Used by the Portfolios

Each New Century Portfolio is diversified among various asset categories, as follows:

                            Capital    Balanced    Aggressive    International
                           Portfolio   Portfolio    Portfolio      Portfolio
EQUITY:

Growth                         X           X            X              X

Growth and Income              X           X            X              X

Small Company                  X           X            X              X

Aggressive                     X                        X              X

Foreign Equity                 X           X            X              X

FIXED INCOME:

Government Treasury Bonds                  X

General Corporate Bonds                    X

High Yield Bonds                           X

Worldwide Bonds                            X                           X


The Advisor prescribes ranges for the level of investment that must be maintained within each asset category and from time to time may reset such ranges. The ultimate exposure within the range for each asset category is determined by a number of macro economic factors and the relative performance of each category. For example, a category that is performing more strongly will be overweighted, and a category that is underperforming will be underweighted. The relative performance of the categories and the weighting to each category is monitored continually and is adjusted periodically to maximize the Portfolio's risk-adjusted performance.

Once the ultimate exposure within the range for each asset category is determined, the universe of all retail and institutional mutual funds is reviewed to select those mutual funds, within the appropriate category, that exhibit superior performance, consistency of investment style, acceptable levels of risk, and management tenure. The Advisor manages the actual mutual funds that are held by the Portfolios by using continual screening and comparison programs to maximize return at an acceptable level of risk.


Trend Analysis. The Advisor will monitor and respond to changing economic and market conditions and then, if necessary, reposition the assets of each Portfolio. The Advisor uses a number of techniques to make investment decisions, one of which is trend analysis. Trends are analyzed by using a variety of technical and fundamental indicators, such as the direction of interest rates, economic growth and various moving averages. The Advisor manages risk through diversification and asset allocation, and by monitoring activities of underlying funds in which each Portfolio invests.

               The Principal Risks of Investing in the Portfolios

Risks in General. Domestic and foreign economic growth and market conditions, interest rate levels and political events are among the factors affecting the securities markets of the Portfolios' investments. There is a risk the Advisor will not accurately respond to the direction of these and other factors and, as a result, the Advisor's investment decisions may not accomplish what they were intended to achieve. You could lose money investing in the Portfolios. You should consider your own investment goals, time horizon and risk tolerance before investing in the Portfolios. You should also consider the following factors before investing in the Portfolios:

Investment Companies. The Portfolios concentrate (invests more than 25% and up to 100% of the value of its assets) in the shares of registered open-end and closed-end investment companies. Thus, each Portfolio is affected by the performance of those companies. Investing in investment companies does not eliminate investment risk. Loss of money is a risk of investing in the Portfolios. (See "Investments in Investment Companies and the Investment Company Industry" and "Underlying Funds.")

You should recognize that you may invest directly in mutual funds. By investing in mutual funds indirectly through the Portfolios, you will bear both your proportionate share of the expenses of the Portfolios (including operating costs and investment advisory and administrative fees) and similar expenses of the underlying funds. In addition, you will bear your proportionate share of expenses related to the distribution of the Portfolio's shares and you also may indirectly bear expenses paid by an underlying fund for the distribution of its shares. Each Portfolio has the right to invest in investment companies which charge a "sales load" and other sales charges. Each Portfolio will seek to minimize such charges, but they can reduce the Portfolio's investment results. (See "Investments in Investment Companies and the Investment Company Industry.")

Industry Concentration. Each Portfolio may invest in investment companies which concentrate in a particular industry. These companies tend to have greater fluctuation in value than other investment companies. (See "Underlying Funds.")

Fixed Income Investing (Balanced Portfolio).
Credit Risk. The Portfolio could lose money if the issuer of a fixed income security cannot meet its financial obligations or goes bankrupt.

Interest Rate Risk. The value of the Portfolio's investments in fixed income securities may fall when interest rates rise.

High-Yield Securities. High-yield securities, also referred to as "junk bonds," are considered to be more speculative than higher quality securities. They are more susceptible to credit risk than investment-grade securities. This is especially true during periods of economic uncertainty or during economic downturns. The value of lower quality securities is subject to greater volatility and is generally more dependent on the ability of the issuer to meet interest and principal payments than is the case for higher quality securities. Issuers of high-yield securities may not be as strong financially as those issuing bonds with higher credit ratings.

Market Capitalization (Aggressive Portfolio). The Portfolio may invest in investment companies which concentrate in a particular size company issuing stock. Companies may be categorized as having a small, medium, or large capitalization market value. The potential risks are generally higher with small capitalization companies and lower with large capitalization companies. Therefore, investors should expect underlying funds which invest primarily in small-capitalization and medium-capitalization stocks, such as the investment companies in which the Aggressive Portfolio may invest, to be more volatile than, and to fluctuate independently of, broad stock market indices such as the S&P 500(R) Index ("S&P 500").

Foreign Investing (International Portfolio). Foreign investments may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, a lack of government regulation, and legal systems or market practices that permit inequitable treatment of minority and/or non-domestic investors. Investments in emerging markets may involve even greater risks such as immature economic structures and lesser-developed and more thinly traded securities markets.

The Portfolio will invest primarily in international mutual funds that invest significantly in foreign securities. Foreign securities pose certain risks not posed by domestic securities because foreign economic, governmental, and political systems may be less favorable than those of the United States. Foreign governments may exercise greater control over their economies, industries, and citizen's rights, which can have an adverse impact on investments. Other risk factors related to foreign securities include: rates of inflation, structure and regulation of financial markets, liquidity and volatility of investments, taxation policies, currency exchange rates, and accounting standards. In addition, a fund may incur higher costs and expenses when making foreign investments, which could impact the fund's performance. If an underlying fund invests primarily in a particular country or region, it may be adversely affected by the above factors or events particular to that country or region.

Foreign securities in which the underlying funds invest may be listed on foreign stock exchanges and may trade on weekends and other days when the underlying funds or the Portfolios do not price their shares. As a result, an underlying fund's net asset value ("NAV") may be significantly affected by trading on days when the Advisor does not have access to the portfolio and shareholders cannot purchase or redeem shares.

Foreign securities may be denominated in foreign currencies. Therefore, the value of an underlying fund's assets and income in U.S. dollars may be affected by changes in exchange rates and regulations, since exchange rates for foreign currencies change daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. Although underlying funds value their assets daily in U.S. dollars, they generally do not convert their holding of foreign currencies to U.S. dollars daily. Therefore, the underlying fund may be exposed to currency risks over an extended period of time. (See "Underlying Funds.")

                               Performance History

Performance information is presented below for the New Century Capital and the New Century Balanced Portfolios only, since the New Century Aggressive and New Century International Portfolios will not commence investment operations until November 1, 2000. The bar charts below show annual total return for the New Century Capital Portfolio and the New Century Balanced Portfolio since their inception, together with the best and worst quarters since inception. The accompanying tables give some indication of the risks of an investment in these Portfolios by comparing each Portfolio's performance to that of the S&P 500, a widely recognized unmanaged index of stock performance. In addition, the New Century Balanced table includes a comparison to the Lehman Bothers Government/Corporate Index ("LB"), as well as a Blended Index comprised of 60% S&P 500 / 40% LB. All presentations below assume reinvestment of dividends and distributions. As with all mutual funds, past results are not an indication of future performance.


               Year-By-Year Total Returns As Of December 31, 1999

New Century Capital Portfolio (Inception: 1/31/1989)

                              Annual Total Returns

                               [BAR CHART OMITTED]

[DATA POINTS]
         1990      -4.76%
         1991      36.45%
         1992       0.55%
         1993      13.82%
         1994       0.06%
         1995      28.10%
         1996      14.54%
         1997      26.06%
         1998      20.09%
         1999      34.72%


Best Quarter Q 4 1999........ = 26.67%
Worst Quarter Q3 1990...... = -15.02%

Average Annual Total Return as of December 31, 1999

                                 1 Year     3 Years      5 Years      10 Years
New Century Capital Portfolio    34.72%      26.82%       24.51%       16.11%
S&P 500                          21.04%      27.56%       28.56%       18.21%

New Century Balanced Portfolio (Inception: 1/31/1989)

                              Annual Total Returns

                               [BAR CHART OMITTED]

[DATA POINTS]
         1990      -0.74%
         1991      22.93%
         1992       2.82%
         1993      15.52%
         1994      -2.41%
         1995      22.86%
         1996      12.22%
         1997      18.57%
         1998      13.48%
         1999      18.34%


Best Quarter Q4 1999.......... = 15.45%
Worst Quarter Q3 1990........ = -9.35%

               Average Annual Total Return as of December 31, 1999

                                  1 Year     3 Years     5 Years      10 Years
New Century Balanced Portfolio    18.34%      16.77%      17.03%       12.00%
Blended 60% S&P 500 / 40%         11.76%      14.68%      20.18%       13.99%
  Lehman Bros. Government
  Corporate Index
S&P 500                           21.04%      27.56%      28.56%       18.21%
Lehman Bros. Government           -2.14%       5.74%       7.60%        7.65%
  Corporate Index

                                    Expenses

As an investor, you pay certain fees and expenses in connection with the Portfolios, which are described in the table below. There are no sales loads or exchange fees associated with an investment in the Portfolios. Portfolio operating expenses are paid out of the assets of each Portfolio, so their effect is included in each Portfolio's share price.

Shareholder Fees (fees paid directly from your investment)

                                               Capital       Balanced        Aggressive       International
                                              Portfolio      Portfolio       Portfolio          Portfolio
Maximum Sales Charge (Load) Imposed on
Purchases                                        None          None             None              None
Maximum Deferred Sales Charge (Load)
                                                 None          None             None              None

Redemption Fee                                   None          None             None              None

Wire Redemption Fee                             $9.00          $9.00           $9.00              $9.00

Exchange Fee                                     None          None             None              None

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

                                               Capital       Balanced       Aggressive       International
                                              Portfolio      Portfolio       Portfolio         Portfolio
Management Fee (a)                             0.98 %         1.00 %          1.00 %            1.00 %
Distribution 12b-1 Fees (b)                    0.17 %         0.19 %          0.25 %            0.25 %
Other Expenses (c)                             0.24 %         0.27 %          2.40 %            2.40 %
Total Portfolio Operating Expenses (d)
                                               1.39 %         1.46 %          3.65 %            3.65 %
Fee Waivers (d)                                   -              -            2.15 %            2.15 %
Net Expenses(d)                                1.39 %         1.46 %          1.50 %            1.50 %
------------------------------------------- ============== ============== ================ ==================

 (a) For its services, the Advisor receives a Management Fee, computed daily and payable monthly, at the annualized rate of 1% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount.

 (b) Each Portfolio has adopted a Rule 12b-1 plan, which allows a Portfolio to pay distribution fees for the sale and distribution of its shares. The maximum level of distribution expenses is 0.25% per year of a Portfolio's average net assets. As these fees are paid out of a Portfolio's assets on an on-going basis, over time these fees will



                                       15

      increase the cost of your investment and may cost you more than paying other types of sales charges.

 (c) These expenses include custodian, transfer agency and administration fees and other customary Portfolio expenses.

 (d) The Advisor has agreed to limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of the Aggressive Portfolio's average net assets and to an annual rate of 1.50% of the International Portfolio's average net assets, in each case until October 31, 2001. This fee waiver may be terminated at any time after October 31, 2001. The Advisor is entitled to reimbursement from a Portfolio of any fees waived pursuant to this arrangement if such reimbursement does not cause the Portfolio to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense.

Example. This example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example should not be considered indicative of future investment returns and operating expenses, which may be more or less than those shown. This example is based on the Annual Portfolio Operating Expenses described in the table.

This example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            One Year    Three Years   Five Years     Ten Years

Capital Portfolio             $139        $432          $747          $1,639
Balanced Portfolio            $146        $454          $784          $1,715
Aggressive Portfolio          $150        $466          $804          $1,760
International Portfolio       $150        $466          $804          $1,760

Please note that the above example is an estimate of the expenses to be incurred by shareholders of the Portfolios. Actual expenses may be higher or lower than those reflected above.

                           WHO MANAGES THE PORTFOLIOS

                             The Investment Advisor

Weston Financial Group, Inc. ("Weston"), located at 20 William Street, Suite 330, Wellesley, MA 02481-4102, serves as the investment advisor to each Portfolio under separate investment advisory agreements (the "Advisory Agreements"). The Advisory Agreements provide that the Advisor will furnish continuous investment advisory and management services to the Portfolios. Weston was organized in 1981 as a registered investment advisor. In addition to the Portfolios, Weston provides investment management services to individuals and as of July 31, 2000, had approximately $1.0 billion under management.

The Advisor manages the investments of the Portfolios, subject to policies adopted by the Portfolio's Board of Trustees. Weston pays the salaries and fees of all officers and trustees of the Trust who are also officers, directors or employees of Weston Financial Group. The Trust pays the salaries and fees of all other trustees of the Trust. For its services, the Advisor receives a fee, computed daily and payable monthly, at the annualized rate of 1% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount.

The Advisor also serves as the Portfolios' administrator under an agreement with each Portfolio (the "Administration Agreements"). The Administration Agreements provide that the Advisor will furnish the New Century Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or Distributor. The Board of Trustees approved the Administration Agreements. As compensation for its services as an administrator, the Advisor receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.


                              The Portfolio Manager

The Advisor analyzes investment trends and strategies for the Portfolios and continuously reviews and administers each Portfolio's investment program, subject to the objectives specified in the Prospectus and supplemental guidelines approved by the New Century Portfolios' Board of Trustees.

Wayne M. Grzecki, who has 21 years of investment experience, is President and Manager of the New Century Portfolios. Mr. Grzecki is a Principal and has been a Senior Financial Counselor with the Weston Financial Group since 1986 and has managed the Portfolios since 1995. Mr. Grzecki meets periodically with the Investment Committee of the Advisor and discusses the investment management of the Portfolios. The members of the Investment Committee include Douglas A. Biggar and Ronald A. Sugameli. Mr. Biggar, a Principal of the Advisor and Trustee of the Portfolios, served as the New

Century Portfolios' portfolio manager from inception to 1994. Mr. Sugameli, a Vice President of the Portfolios, has served in various management positions with the Advisor since 1984, advising individuals concerning financial planning and investment advice.

                           HOW TO BUY AND SELL SHARES

                           Pricing of Portfolio Shares

The price you pay for a share of a Portfolio, and the price you receive upon selling or redeeming a share of a Portfolio, is called the Portfolio's net asset value ("NAV"). The NAV is calculated by taking the total value of a Portfolio's assets, subtracting its liabilities, and then dividing by the number of shares that have already been issued. This is a standard calculation, and forms the basis for all transactions involving buying, selling, exchanging or reinvesting shares. The NAV is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) every day the Exchange is open. Your order will be priced at the next NAV calculated after the Portfolio's transfer agent, PFPC Global Fund Services, Inc., (the "Transfer Agent") accepts your order. The Portfolio's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Portfolios' Board of Trustees. The Portfolios may use pricing services to determine market value.

                Instructions For Opening and Adding to an Account

To Open An Account                        To Add To An Account
By Mail:                                  By Mail:
Complete and sign the Account             Complete the investment slip that is
Application or an IRA Application.        included on your account statement,
                                          and write your account number on your
                                          check. If you no longer have your
                                          investment slip, please reference your
                                          name, account number and address on
                                          your check.


         Make your check payable to the New Century Portfolios.

         For IRA accounts, please specify the year for which the contribution is made.

To Open An Account                        To Add To An Account
Mail Your Application And Check To:       Mail The Slip And The Check To:
New Century Portfolios                    New Century Portfolios
20 William Street, Suite 330              20 William Street, Suite 330
Wellesley, MA  02481-4102                 Wellesley, MA  02481-4102



By Overnight Courier, Send To:            By Overnight Courier, Send To:
New Century Portfolios                    New Century Portfolios
20 William Street, Suite 330              20 William Street, Suite 330
Wellesley, MA  02481-4102                 Wellesley, MA  02481-4102

-------------------------------------------------------------------------------

By Telephone:                             By Telephone:
Telephone transactions may not            You automatically are granted
be used for initial purchases.            telephone transaction privileges
                                          unless you decline them on your
                                          Account Application or by calling
                                          (888) 639-0102. You may call (888)
                                          639-0102 to purchase shares in an
                                          existing account. Shares purchased by
                                          telephone will be purchased at the NAV
                                          next determined after the Transfer
                                          Agent receives your funds and all
                                          required information, including a
                                          completed application, is provided.


-------------------------------------------------------------------------------

To Open An Account                        To Add To An Account
By Wire:                                  By Wire:
Call (888) 639-0102 for instructions      Send your investment to Boston Safe
and to obtain an account number           Deposit & Trust by following the
prior to wiring the Portfolios.           instructions listed in the column to
                                          the left.


Send your investment to Boston Safe Deposit & Trust with these instructions:
         Boston Safe Deposit & Trust

         ABA#: 011001234

         For Credit to the New Century Portfolios

         A/C#: 002984

         For further credit to: investor account number; name(s) of investor(s); SSN or TIN; name of Portfolio to be purchased.

                         Telephone And Wire Transactions

Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. It takes 15 calendar days after receipt by the Portfolios of your bank account information to establish this feature. Purchases by ACH transfer may not be made during this time. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102. With respect to purchases made by telephone, the Portfolios and their agents will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions. If reasonable procedures are followed, the Portfolios or their agents will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone transactions.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed Account Application and issued an account number to you. The account number must be included in the wiring instructions set forth above.

The Transfer Agent must receive your Account Application to establish shareholder privileges and to verify your account information. Payment of redemption proceeds may be delayed and taxes may be withheld unless the Portfolios receive a properly completed and executed Account Application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.

Exchange Privilege. As a convenience, the Portfolios' shareholders may exchange all or part of their investment in the Portfolios for the New Century Money Market Portfolio, a money market fund advised by Scudder Kemper Investments, Inc. (And not by the Advisor) that invests in a diversified portfolio of high quality money market instruments. THIS PROSPECTUS DOES NOT OFFER THE SHARES OF THE NEW CENTURY MONEY MARKET PORTFOLIO. For important information on this exchange feature, please see page 24 of this Prospectus.

                         Additional Purchase Information

The Portfolios may hold redemption proceeds until the proceeds used to purchase shares have been collected (e.g. your check has cleared, or your ACH payments have been received), but in no event for more than 10 calendar days.

If you fail to provide and certify to the accuracy of your Social Security Number or Taxpayer Identification Number, the Portfolios will be required to withhold 31% of all dividends, distributions and payments, including redemption proceeds.

Please note that the Portfolios are offered and sold only to persons residing in the United States or Puerto Rico. Applications will only be accepted if they contain a U.S. or Puerto Rico address. This Prospectus should not be considered a solicitation to buy or an offer to sell shares of the Portfolios in any jurisdiction where it would be unlawful under the securities laws of that jurisdiction.

All purchases must be made in U.S. Dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A fee may be charged against your account for any payment check returned to the Transfer Agent or for any incomplete ACH or other electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. You will also be responsible for any losses suffered by the Portfolios as a result. The Portfolios reserve the right to reject any purchase order for Portfolio shares.

Automatic Investment Program. Call us to set up an automatic investment program. Under the program you can have money transferred automatically from your checking account to a Portfolio each month to buy additional shares. The market value of the Portfolio's shares may fluctuate and a systematic investment program such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying the Transfer Agent or Distributor by mail or phone.

Purchase Restrictions. Each Portfolio reserves the right in its sole discretion
(i) to waive or lower investment minimums, (ii) to accept initial purchases by telephone or mailgram, and (iii) to refuse any purchase or exchange order, including purchase orders from any investor who engages in excessive purchases and redemptions in their account.

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Portfolio.

                    Instructions For Selling Portfolio Shares

To Sell Shares

By Mail.  Write a letter of instruction that includes:

          the name(s) and signature(s) of all account owners your account number the Portfolio name the dollar or share amount you want to sell how and where to send the proceeds if redeeming from your IRA, please note applicable withholding requirements

Obtain a medallion signature guarantee or other documentation, if required.

Mail Your Request To:                     By Overnight Courier, Send To:
New Century Portfolios                    New Century Portfolios
20 William Street, Suite 330              20 William Street, Suite 330
Wellesley, MA  02481-4102                 Wellesley, MA  02481-4102

By Telephone. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102. You may redeem Portfolio shares by calling (888) 639-0102. Redemption proceeds will be mailed directly to you or electronically transferred to your predesignated bank account.

Unless you decline telephone privileges on your Account Application, as long as the Portfolios take reasonable measures to verify the order, you may be responsible for any fraudulent telephone order.

Systematic Withdrawal Plan. Call us to request a Systematic Withdrawal Plan. It may be set up over the phone or by letter of instruction. Our systematic withdrawal program allows you to sell your shares and receive regular payments from your account on a monthly, quarterly or annual basis. We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50. When you sell your shares under a systematic withdrawal program, it is a taxable transaction.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll free in the U.S.: (888) 639-0102.

As explained under "How to Exchange Shares," (page 24) shareholders in the Portfolios may exchange all or part of their investment for shares of the New Century Money Market Portfolio. To redeem shares from the New Century Money Market Portfolio, follow the same procedures that apply to redeeming shares of the Portfolios. If you have any questions about redeeming shares of the New Century Money Market Portfolio, please call (888) 639-0102. Please note that when redeeming less than all your shares of the New Century Money Market Portfolio, your proceeds will exclude accrued and unpaid income form the New Century Money Market Portfolio through the date of the redemption. When redeeming your entire balance from the New Century Money Market Portfolio, accrued income will automatically be paid to you when the income is collected and paid from the New Century Money Market Portfolio, at the end of the month.

                        Additional Redemption Information

Payment Of Redemption Proceeds. You may sell shares at any time. Your shares will be sold at the next NAV per share calculated after the Transfer Agent accepts your order. Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request. Payment of the redemption proceeds for shares of the Portfolios where you request wire payment will normally be made in federal funds on the next business day.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to 10 calendar days. This procedure is intended to protect the Portfolios and their shareholders from loss.

The Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. Your instructions should include:

     o the name, address, and telephone number of the bank where you want the proceeds sent
     o    the Federal Reserve ABA Routing number.
     o    your bank account number

The Transfer Agent currently charges a $ 9.00 fee for each payment by wire of redemption proceeds, which will be deducted from your redemption proceeds.

If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any automatic service currently in effect for the account will be terminated unless you indicate otherwise in writing.

Medallion Signature Guarantees. A medallion signature guarantee of each owner is required to redeem shares in the following situations: (i) if you change ownership on your account; (ii) when you want the redemption proceeds sent to a different address than that registered on the account; (iii) if the proceeds are to be made payable to someone other than the account's owner(s); (iv) any redemption transmitted by federal wire transfer to a bank other than your bank of record; and (v) if a change of address request has been received by the Transfer Agent within the last 15 days. In addition, signature guarantees are required for all redemptions of $50,000 or more from any shareholder account.

Signature guarantees are designed to protect both you and the Portfolios from fraud. When the fund requires a signature guarantee, a medallion signature guarantee must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities

Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medallion Guarantee (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notaries Public cannot provide signature guarantees.

Corporate, Trust And Other Accounts. Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above, evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Portfolios at (888) 639-0102 before making the redemption request to determine what additional documents are required.

Transfer Of Ownership. In order to change the account registration or transfer ownership of an account, additional documents will be required. In order to avoid delays in processing these requests, you should call the Portfolios at
(888) 639-0102 before making your request to determine what additional documents are required.

Redemption Initiated By The Portfolios. If your account balance falls below $500, your Portfolio may ask you to increase your balance. If your account balance is still below $500 after 30 days, the Portfolio may close your account and send you the proceeds. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. The right of redemption by the Portfolios will not apply if the value of your account drops below $500 because of market performance.

Suspension of Redemption Rights. The Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when:

     o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission,
     o    such Exchange is closed for other than weekends and holidays,
     o the Securities and Exchange Commission has by order permitted such suspension, or
     o an emergency, as defined by rules of the Commission, exists during which time the sale of portfolio securities or valuation of securities held by the Portfolio are not reasonably practicable.

Redemptions In-Kind. The Portfolios have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Portfolio makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. You could be required to comply with normal procedures to redeem shares of an underlying fund and could experience normal processing delays. In-kind redemptions will be made when the Board determines that it would be detrimental to a Portfolio to make payment in cash.

                             How To Exchange Shares

You may exchange all or a portion of your investment from one New Century Portfolio to another. You may exchange shares by mail or by telephone. You automatically are granted telephone transaction privileges unless you decline them on your Account Application or by calling (888) 639-0102.

Any new account established through an exchange will have the same privileges as your original account and will also be subject to the minimum investment requirements described above. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

In addition to your ability to exchange all or a portion of your investment between the New Century Portfolios, you may also exchange Portfolio shares for shares of the New Century Money Market Portfolio. Once you have opened a New Century Money Market Portfolio account, you may send a written exchange request to New Century Portfolios or, if you have established telephone exchange privileges, call (888) 639-0102. Please read that Prospectus before making an exchange into the New Century Money Market Portfolio. This exchange privilege is offered as a convenience to the Portfolios' shareholders. Please note that when exchanging from a Portfolio to the New Century Money Market Portfolio, you will begin accruing income from the New Century Money Market Portfolio the day following the exchange. When exchanging less than all of the balance from the New Century Money Market Portfolio to your Portfolio, your exchange proceeds will exclude accrued and unpaid income from the New Century Money Market Portfolio through the date of the exchange. When exchanging your entire balance from the New Century Money Market Portfolio, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the New Century Money Market Portfolio, at the end of the month.

More Information About The Exchange Privilege. The Portfolios are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Portfolios' performance and shareholders. Therefore, the Portfolios may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). This policy does not apply to investors who have elected to participate in the Automatic Exchange Program, described on page 26.

The Portfolios may change or temporarily suspend the exchange privilege during unusual market conditions.

About The New Century Money Market Portfolio. Please be sure to read the New Century Money Market Portfolio Prospectus before investing in that portfolio.

The New Century Money Market Portfolio seeks maximum current income consistent with stability of capital by investing in U. S. dollar-denominated money market instruments that mature in 12 months or less.

The New Century Money Market Portfolio is managed by Scudder Kemper Investments, Inc. and not by the Advisor. Kemper Distributors Inc. is the distributor of the New Century Money Market Portfolio's shares.

                            Retirement Plan Services

The Portfolios offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on establishing retirement accounts and for a complete list of retirement accounts offered, please call (888) 639-0102. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

The retirement plans currently available to shareholders of the Portfolios include:

Traditional IRA And IRA Rollovers: an individual retirement account. Your contribution may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

Spousal IRA: an IRA funded by a working spouse in the name of a non-earning spouse.

SEP-IRA: an individual retirement account funded by employer contributions. Your assets grow tax-free and distributions are taxable as income.

Roth IRA: an IRA with non-deductible contributions, tax-free growth of asset and tax-free distributions for qualified distributions.

403(b): an arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax deferred account.

                   Automatic Services for Portfolio Investors

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and an amount, subject to certain restrictions. You can set up most of these services with your Account Application or by calling (888) 639-0102.

For Investing:
Automatic Investment Program. For making automatic investments from a designated bank account.

Dividend Reinvestment
If the investor does not specify an election, all income dividends and capital gains distributions automatically will be reinvested in shares of the Portfolios.

For Investing And For Selling Shares:
Automatic Exchange Program. For making regular exchanges from your Portfolio into another New Century Portfolio or between a New Century Portfolio and the New Century Money Market Portfolio.

                           Shareholder Communications

Account Statements. Every quarter, New Century investors automatically receive regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmation. Confirmation Statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings. Financial reports will be sent at least semiannually. Annual reports will include audited financial statements.

                           Dividends and Distributions

Frequency. The New Century Capital, Aggressive and International Portfolios intend to declare and pay annual dividends to its shareholders. The New Century Balanced Portfolio intends to declare and pay quarterly dividends to its shareholders, of substantially all of its net investment income, if any, earned during the year from its investments. Each Portfolio will distribute net realized capital gains, if any, at least once each year. You may elect to reinvest income dividends and capital gain distributions in shares of the Portfolios or receive these distributions in cash. Dividends and any distributions from the Portfolios are automatically reinvested in the Portfolios at NAV, unless you elect to have dividends paid in cash. Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

If you are interested in changing your election, you may call the Distributor at
(888) 639-0102 or send written notification to New Century Portfolios, 20 William Street, Suite 330, Wellesley, MA 02481-4102.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. The Portfolios do not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

                                      Taxes

Portfolio dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). Dividends paid by a Portfolio out of net ordinary income and distributions of net short-term capital gains are taxable to the Portfolio's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by a Portfolio of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Portfolio.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount, if any, of reinvested distributions, the amount received from the sale, exchange or redemption, and how long the shares were held.

A dividend or capital gains distribution declared by a Portfolio in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Portfolio, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Portfolio for the preceding year. Distributions by the Portfolios generally will be subject to state and local taxes.

Additional tax information may be found in the Statement of Additional Information. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Portfolios

                              FINANCIAL HIGHLIGHTS

Financial highlights are presented below for the Capital Portfolio and the Balanced Portfolio only, since the Aggressive and the International Portfolios did not commence investment operations until November 1, 2000. The financial highlights table is intended to help you understand each Portfolio's financial performance and other financial information since its inception. Certain information reflects financial results for a single Portfolio share. "Total Return" shows how much an investor in each Portfolio would have earned on an investment in a Portfolio assuming reinvestment of all dividends and distributions. The information for the years ended October 31, 1997 through 1999 has been audited by Briggs Bunting & Dougherty LLP, the Trust's independent accountants, whose report, along with each Portfolio's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. The information for the years ended October 31, 1995 and 1996 has been audited by other auditors. The information for the six-month period ended April 30, 2000 is unaudited and may be found, along with the Funds' financial statements, in the Funds' latest semi-annual report.

NEW CENTURY CAPITAL PORTFOLIO

FINANCIAL HIGHLIGHTS




(For a Share Outstanding Throughout each Period)

                                            Six Months
                                              Ended
                                             April 30,           Years ended October 31,
                                               2000              1999        1998        1997        1996         1995
                                             ---------          ------      ------      ------      ------       ------
                                            (Unaudited)
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period     $   16.71          $14.30      $14.67      $13.51      $13.12       $12.31
                                             ---------          ------      ------      ------      ------       ------

    Income (loss) from investment operations
       Net investment loss                       (0.06)          (0.14)      (0.09)      (0.10)      (0.09)       (0.06)
       Net gain on securities
          (both realized and unrealized)          3.35            4.08        1.18        3.29        1.90         2.16
                                             ---------          ------      ------      ------      ------       ------
          Total from investment operations        3.29            3.94        1.09        3.19        1.81         2.10
                                             ---------          ------      ------      ------      ------       ------

    Less distributions
       Distributions from capital gains          (1.17)          (1.53)      (1.46)      (2.03)      (1.42)       (1.29)
                                             ---------          ------      ------      ------      ------       ------

    Net asset value, end of period           $   18.83          $16.71      $14.30      $14.67      $13.51       $13.12
                                             =========          ======      ======      ======      ======       ======

TOTAL RETURN**                                   19.40%          28.94%       7.97%      27.22%      14.91%      19.60%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (in thousands)    $155,759        $120,583     $90,164     $78,391     $62,741     $50,889
    Ratio of expenses to
       average net assets                         1.29%*          1.39%       1.44%       1.43%       1.47%        1.61%
    Ratio of net investment loss to
       average net assets                        -0.73%*         -0.91%      -0.67%      -0.76%      -0.69%       -0.52%
    Portfolio turnover                              23%             64%        102%         93%        214%         206%



*   Annualized.
** Total return for a period of less than 1 year has not been annualized.

NEW CENTURY BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS




(For a Share Outstanding Throughout each Period)

                                            Six Months
                                              Ended
                                             April 30,           Years ended October 31,
                                               2000              1999        1998        1997        1996         1995
                                             --------           ------      ------      ------      ------       ------
                                            (Unaudited)
PER SHARE OPERATING PERFORMANCE
    Net asset value, beginning of period     $  13.42           $12.83      $13.23      $12.21      $11.82       $11.22
                                             --------           ------      ------      ------      ------       ------

    Income from investment operations
       Net investment income (loss)              0.15             0.20        0.21        0.21        0.18         0.24
       Net gain (loss) on securities
          (both realized and unrealized)         1.44             1.68        0.66        2.01        1.30         1.28
                                             --------           ------      ------      ------      ------       ------
          Total from investment operations       1.59             1.88        0.87        2.22        1.48         1.52
                                             --------           ------      ------      ------      ------       ------

    Less distributions
       Dividends from net investment income     (0.13)           (0.20)      (0.21)      (0.21)      (0.18)       (0.24)
       Distributions from capital gains         (0.95)           (1.09)      (1.06)      (0.99)      (0.91)       (0.68)
                                             --------           ------      ------      ------      ------       ------
          Total distributions                   (1.08)           (1.29)      (1.27)      (1.20)      (1.09)       (0.92)
                                             --------           ------      ------      ------      ------       ------

    Net asset value, end of period           $  13.93           $13.42      $12.83      $13.23      $12.21       $11.82
                                             ========           ======      ======      ======      ======       ======

TOTAL RETURN**                                  11.88%           15.26%       6.97%      19.64%      13.24%       14.93%

RATIOS/SUPPLEMENTAL DATA
    Net assets, end of year (in thousands)    $76,446          $65,721     $56,190     $48,893     $40,423      $30,124
    Ratio of expenses to
       average net assets                        1.41%*           1.46%       1.46%       1.41%       1.61%        1.72%
    Ratio of net investment income to
       average net assets                        2.07%*           1.45%       1.51%       1.58%       1.45%        2.14%
    Portfolio turnover                             22%              60%         59%         80%        172%         191%


*   Annualized.
** Total return for a period of less than 1 year has not been annualized.

                             NEW CENTURY PORTFOLIOS


New Century Balanced Portfolio

New Century Capital Portfolio

New Century Aggressive Portfolio

New Century International Portfolio


INVESTMENT ADVISOR AND ADMINISTRATOR Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT ACCOUNTANTS
Briggs Bunting and Dougherty, LLP
Philadelphia, PA

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services, Inc.
King of Prussia, PA

CUSTODIAN
Bank of New York
New York, NY

                        WHERE TO GO FOR MORE INFORMATION

You will find more information about the Portfolios in the following Documents:

                          Annual And Semiannual Reports
Our annual and semiannual reports list the holdings in each Portfolio, describe Portfolio performance, include financial statements for the Portfolios, and discuss the market conditions and strategies that significantly affected each Portfolio's performance.

                       Statement of Additional Information
The Statement of Additional Information contains additional and more detailed information about each Portfolio and the risks of investing in each Portfolio, and is considered to be a part of this Prospectus.

There Are Three Ways To Get A Copy Of These Documents

1.    Call or write for one, and a copy will be sent without charge.

      New Century Portfolios
      20 William Street, Suite 330
      Wellesley, MA  02481-4102
      (888) 639-0102

      www.newcenturyportfolios.com

2. Call, write or submit an E-mail request to the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also drop by the Public Reference Section and copy the documents while you are there. Information about the Public Reference Section may be obtained by calling the number below.

      Public Reference Section of the SEC Washington, D.C. 20549-0102
      (202) 942-8090

      E-mail address:  publicinfo@sec.gov

3. Go to the SEC's Website (www.sec.gov) and download a free text-only version from the EDGAR Database on the Website. SEC file number 811-5646

                             NEW CENTURY PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION
                            Dated November ___, 2000

--------------------------------------------------------------------------------

        20 William Street, Suite 330, Wellesley, Massachusetts 02481-4102

               The Distributor may be telephoned at (888) 639-0102

--------------------------------------------------------------------------------


New Century Portfolios (the "Trust") is an open-end diversified investment company currently offering four series of shares (each a "Portfolio"). The shares of each Portfolio may be purchased or redeemed at any time. Purchases and redemptions will be effected at net asset value next computed after the receipt of the investor's request.

The investment objective of each Portfolio is as follows:

New Century Capital Portfolio             Provide capital growth, with a
                                          secondary objective to provide
                                          income, while managing risk.

New Century Balanced Portfolio            Provide income, with a
                                          secondary objective to provide
                                          capital growth, while managing risk.

New Century Aggressive Portfolio          Provide capital growth without
                                          regard to current income, while
                                          managing risk.

New Century International Portfolio       Provide capital growth with a
                                          secondary objective to provide
                                          income, while managing risk.


The Portfolios seek to achieve their objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign) and, for New Century Balanced portfolio, fixed income securities (domestic and foreign). There can be no assurance that the objectives of the Portfolios will be achieved.

Free copies of the Prospectus and most recent Annual Report of the Trust are available by calling the above number collect or by writing to the above address.
-------------------------------------------------------------------------------

This statement of additional information is not a prospectus and should be read in connection with the Trust's prospectus dated August 29, 2000. Retain this statement of additional information for future reference. Certain information from the Trust's Annual Report to Shareholders for the year ended October 31, 1999 is incorporated by reference into this statement of additional information.



-------------------------------------------------------------------------------

                             NEW CENTURY PORTFOLIOS
                       STATEMENT OF ADDITIONAL INFORMATION
                                 AUGUST 29, 2000

                                TABLE OF CONTENTS


                                                                      Page
      Investments by the Portfolios                                    4
           Rising Trend Strategy                                       4
           Declining Trend Strategy                                    4
           Other Factors                                               4
           Investment Company Securities                               5
           Money Market Securities                                     5
           Individual Securities                                       6
           Portfolio Turnover                                          7
      Investment Restrictions                                          7
      Underlying Funds                                                 8
           Illiquid And Restricted Securities                          8
           Foreign Securities                                          9
           Foreign Currency Transactions                               9
           Industry Concentration                                      9
           Master Demand Notes                                         9
           Repurchase Agreements                                      10
           Loans Of Portfolio Securities                              10
           Short Sales                                                10
           Options Activities                                         11
           Futures Contracts                                          11
           Options On Futures Contracts                               12
           Risk Factors Regarding Options,
               Futures And Options On Futures                         13
           Leverage Through Borrowing                                 13
           Warrants                                                   14
           Description Of Bond Ratings                                14
        Investment Advisor                                            15
      Distributor                                                     16
      Allocation Of Portfolio Brokerage                               18
      Transfer Agent                                                  19
      Purchase Of Shares                                              19
           Tax-Sheltered Retirement Plans                             19
           Individual Retirement Accounts (IRA)                       19
           Tax-Sheltered Custodial Accounts                           20
           How to Establish Retirement Accounts                       20
           Systematic Withdrawal Plan                                 20
      Officers And Trustees Of New Century Portfolios                 21
      Ownership of the Portfolio                                      23
      General Information                                             23
           Beneficial Shares                                          23

           Audits and Reports                                         24
           Taxes                                                      24
           Expenses                                                   24
           Custodian                                                  25
           Code of Ethics                                             25
      Performance                                                     25
           Average Annual Total Returns                               26
           Comparisons and Advertisements                             26
      Financial Statements                                            27

Investments by the Portfolios

Each Portfolio seeks to achieve its objective by concentrating in shares of investment companies and by making other investments selected in accordance with the Portfolio's investment restrictions and policies. Each Portfolio will vary its investment strategy as described in the Portfolios' prospectus to seek to achieve its objective. This Statement of Additional Information contains further information concerning the techniques and operations of each Portfolio, the securities in which it will invest, and the policies it will follow.

Rising Trend Strategy. During periods when the Portfolios' investment advisor Weston Financial Group, Inc. (the "Advisor") determines that there is a rising trend in the securities markets, it will seek to achieve each Portfolio's investment objective by concentrating in a portfolio of shares of investment companies which the Advisor believes will benefit from such a trend. The Advisor will use a risk adjusted analysis (which considers the relative volatility of its various investments) to evaluate the investment companies' performance under various market conditions and to consider the potential reward and potential risk. The Advisor will not select such investment companies based solely upon their previous performance. (See "Investments in Investment Companies and the Investment Company Industry" in the prospectus.) In order to make allowance for cash flow needs of each Portfolio or when a Portfolio is otherwise pursuing appreciation, a Portfolio may also invest up to 75% of its asset value in other investment vehicles such as common or preferred stocks of companies which are not investment companies, investment companies which are money market funds, cash equivalents, or may hold its assets as cash. Though not required by its policies to do so, the Portfolios may make such investments, if necessary, to qualify as a "regulated investment company" under the Internal Revenue Code (the "IRC"). (See "General Information - Taxes" in this SAI for a discussion of qualification under sub chapter M of the IRC.)

Declining Trend Strategy. The primary emphasis of the New Century Capital Portfolio is on capital growth over income and for the New Century Balanced Portfolio is on income over growth. The primary emphasis of the New Century Aggressive Portfolio is on capital growth and for the New Century International Portfolio is on capital growth over income. Nevertheless, when the Advisor determines that there is a generally declining trend in the securities markets, it may seek to reduce risk by investing some or all of either Portfolio in investments, including investment company securities, which are believed by the manager to present a lower degree of risk. During such periods, the Trust may recognize a more conservative strategy to achieve its objective. The primary objective of the New Century Capital Portfolio will remain that of capital growth over income; of the New Century Balanced Portfolio, income over growth; of the New Century Aggressive Portfolio, capital growth and of the New Century International Portfolio, capital growth over income. The extent of the restructuring of the Portfolio during these periods will depend upon the advisor's opinion as to the extent of the market decline and relative risk of these investments.

Other Factors. Each Portfolio also seeks to protect the value of its assets when volatile or abnormal market conditions are anticipated (as indicated by rapidly accelerating inflation or interest rates, sharply declining stock markets, increasing deterioration in the banking situation and/or increasing threats to national or world security). This will involve the selection of high proportions, up to 100%, of temporary defensive investments such as U.S. Government securities or other money market securities (see "Money Market Securities"), the use of very short portfolio maturities of 60 days or less, other investments which protect the value of the series, and similar techniques such as holding cash.

Investment Company Securities. The other investment companies in which each Portfolio invests will be diversified investment companies managed by a number of investment advisors and portfolio managers. This will offer each Portfolio an opportunity to benefit from a variety of diversified portfolios.

Each such company will be a registered investment company, and will operate subject to a variety of regulatory constraints. While such regulation does not guarantee the investment success of an investment company, or assure that it will not suffer investment losses, the Advisor believes that such investment companies provide a sound foundation upon which to base an investment portfolio. By investing in a broad spectrum of such companies each Portfolio hopes to benefit from the collective research and analysis of many experienced investment personnel.

There are many types of investment companies. All maintain portfolios which are generally liquid, but can be composed of different kinds of securities and involve different objectives. Such companies may seek only income, only appreciation, or various combinations of these. They may invest in money market securities, short or long term bonds, dividend producing stocks, tax-exempt municipal securities, or a variety of other instruments. They may seek speculative or conservative investments ranging from securities issued by new companies to securities issued by "blue-chip" companies. An investment company which has a policy of holding 80% of its assets in debt securities maturing in thirteen months or less, or which holds itself out as a "money market fund" will be treated as a money market fund by the Portfolios.

The Advisor will be responsible for monitoring and evaluating these kinds of factors to select investment company fund securities for each of the Portfolios in accordance with the policies and techniques described in the prospectus.

Money Market Securities. Although each Portfolio intends to concentrate its investments in registered investment company securities, each Portfolio may invest its assets directly in money market securities whenever deemed appropriate by the advisor to achieve the Portfolio's investment objective. It may invest without limitation in such securities on a temporary basis for defensive purposes.

Securities issued or guaranteed as to principal and interest by the United States government ("Government Securities") include a variety of Treasury securities, which differ in their interest rates, maturities and date of issue. Treasury bills have a maturity of one year or less; Treasury notes have maturities of one to ten years; Treasury bonds generally have a maturity of greater than five years. The Portfolios will only acquire Government Securities which are supported by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. The Portfolios' direct investments in money market securities will generally favor securities with shorter maturities (maturities of less than 60 days) which are less affected by price fluctuations than those with longer maturities.

Under a repurchase agreement the Portfolio acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Portfolio to resell such debt instrument at a fixed price. The Portfolio will enter into repurchase agreements only with banks which are members of the Federal Reserve System, or securities dealers who are members of a national securities exchange or are market makers in government securities and in either case, only where the debt instrument collateralizing the repurchase agreement is a U.S. Treasury or agency obligation supported by the full faith and credit of the U.S. A repurchase agreement may also be viewed as the loan of money by the Portfolio to the seller. The resale price specified is normally in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time the Portfolio is invested in the agreement and may not be related to the coupon rate on the underlying security. The term of these repurchase agreements will usually be short (from overnight to one week) and at no time will the Portfolio invest in repurchase agreements of more than sixty days. The securities which are collateral for the repurchase agreements, however, may have maturity dates in excess of sixty days from the effective date of the repurchase agreement. The Portfolio will always receive, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount to be paid to the Portfolio under each agreement at its maturity, and the Portfolio will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the Custodian. If the seller defaults, the Portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, collection of the collateral by the Portfolio may be delayed or limited. The Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Portfolio's net assets would be invested in such repurchase agreements together with any other illiquid assets.

Individual Securities. While it is not currently the intention of the Portfolios, each Portfolio retains the right, when the Advisor deems appropriate, to invest in individual securities. The Advisor will not invest in individual securities without prior approval by the Board of Trustees. The Portfolios will invest in common stocks or bonds when the Advisor believes from its analysis of economic and market trends that the investment environment favors investing in those securities. Securities are selected from particular industry groups and particular companies which may be experiencing favorable demand. The Portfolios have not set limits on asset size for the issuers of such securities.

While it is not currently the intent of the Portfolios, each Portfolio also retains the right, when the Advisor deems appropriate, to invest in investment grade fixed income securities. The Portfolios may invest only in investment grade fixed income securities. There are four categories which are referred to as investment grade. These are the four highest ratings or categories as defined by Moody's Investors Service, Inc. ("Moody's) and Standard and Poor's Corporation ("Standard & Poor's"). Categories below this have lower ratings and are considered more speculative in nature. The following are bond ratings classified as investment grade by Moody's and Standard and Poor's. Baa and BBB rated securities are considered to have speculative characteristics.

                                       Moody's              Standard & Poor's

            High Grade                 Aaa                  AAA
            High Quality               Aa                   AA
            Upper Medium Grade         AA                   A
            Medium Grade               Baa                  BBB

Ratings from "AA" to"B" may be modified by a plus or minus sign to show relative standings within the categories.

Portfolio Turnover. It is not the policy of the Portfolios to purchase or sell securities for short-term trading purposes, but each Portfolio may sell securities to recognize gains or avoid potential for loss. A Portfolio of the Trust will, however, sell any portfolio security (without regard to the time it has been held) when the Advisor believes that market conditions, credit worthiness factors or general economic conditions warrant such a step. Each Portfolio of the Trust presently estimates that its annualized portfolio turnover rate generally will not exceed 200%. High portfolio turnover might involve additional transaction costs (such as brokerage commissions or sales charges) which are borne by the Portfolio, or adverse tax effects. (See "Dividends and Distributions" in the prospectus.)

Investment Restrictions

The investment restrictions set forth below have been adopted for each Portfolio to limit certain risks that may result from investment in specific types of securities or from engaging in certain kinds of transactions addressed by such restrictions. They may not be changed without the affirmative vote of a majority of the outstanding voting securities of the Portfolio. As provided in the Investment Company Act of 1940 (the "1940 Act") a "vote of a majority of the outstanding voting securities" of the Portfolio means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Portfolio or
(ii) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. These investment restrictions provide that the Portfolios will not:

         (a) as to 75% of the Portfolio's total assets, invest more than 5% of its total assets in the securities of any one issuer. (This limitation does not apply to cash and cash items, obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or securities of other investment companies.)

         (b) invest in any investment company if a purchase of its shares would result in New Century Portfolios and its affiliates owning more than 3% of the total outstanding voting stock of such investment company.

         (c) purchase more than 10% of the voting securities, or more than 10% of any class of securities of any issuer. For purposes of this restriction, all outstanding fixed income securities of an issuer are considered as one class.

         (d) purchase or sell commodities or commodity futures contracts.

         (e) make loans of money or securities, except (i) by the purchase of fixed income obligations in which the Portfolio may invest consistent with its investment objective and policies; or (ii) by investment in repurchase agreements.

         (f) borrow money, except the Portfolio may borrow from banks (i) for temporary or emergency purposes in an amount not exceeding 5% of the Portfolio's assets or (ii) to meet redemption requests that might otherwise require the untimely disposition of portfolio securities, in an amount up to 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Portfolio's total assets, the Portfolio will not make additional investments. Interest paid on borrowings will reduce net income.

         (g) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its net assets but only to secure borrowings for temporary or emergency purposes, such as to effect redemptions.

         (h) purchase the securities of any issuer, if, as a result, more than 10% of the value of New Century Portfolios' net assets would be invested in securities that are subject to legal or contractual restrictions on resale ("restricted securities"), in securities for which there are no readily available market quotations, in repurchase agreements maturing in more than seven days, or in shares in excess of 1% of an underlying fund's outstanding securities, if all such securities would constitute more than 10% of the Portfolio's net assets.

         (i) issue senior securities.

         (j) engage in the underwriting of securities except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

         (k) purchase or sell real estate or interests therein, although it may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

         (l) invest for the purpose of exercising control or management of another company.

         (m) concentrate its investments in any industry other than registered investment companies.

         (n) make purchases of securities on "margin." With respect to investment restriction (m) above, although New Century Portfolios may not concentrate in a particular industry other than registered investment companies, it may concentrate in investment companies which concentrate in a particular industry. As a result, New Century Portfolios may concentrate in an industry indirectly by virtue of its investments. So long as percentage restrictions are observed by each Portfolio at the time it purchases any security, changes in values of particular Portfolio assets or the assets of the Portfolio as a whole will not cause a violation of any of the foregoing restrictions.

Underlying Funds

The underlying funds in which the New Century Portfolios invest may invest in various obligations and employ various investment techniques. Some of these securities and techniques are described below.

Illiquid And Restricted Securities. An underlying fund may invest up to 15% of its net assets in illiquid securities. Illiquid Securities are securities that can not be disposed of within seven days and in the ordinary course of business at approximately the amount at which the fund has valued it. Illiquid Securities may include securities the disposition of which would be subject to legal restrictions (so-called "restricted securities") and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them. During such time the value of the securities (and therefore the value of the underlying fund's shares held by a Portfolio) could decline.

Foreign Securities. An underlying fund may invest up to 100% of its assets in securities of foreign issuers. There may be less publicly available information about these issuers than is available about companies in the U.S. and such information may be less reliable. Foreign securities are subject to heightened political, social and economic risks, including the possibility of expropriation, nationalization, confiscation, confiscatory taxation, exchange controls or other foreign governmental restrictions. An underlying fund may maintain its foreign securities in custody of non U.S. banks and securities depositories. All of these risks are heightened for investments in emerging markets .

Foreign Currency Transactions. In connection with its portfolio transactions in securities traded in a foreign currency, an underlying fund may enter into forward contracts to purchase or sell an agreed upon amount of a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an agreement, concurrently with the entry into a contract to acquire a foreign security for a specified amount of currency, the fund would purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase; the fund would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received, the normal range of which is three to fourteen days. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. Although such contracts tend to minimize the risk of loss due to a decline in the value of the subject currency, they tend to limit any potential gain which might result should the value of such currency increase during the contract period.

Industry Concentration. An underlying fund may concentrate its investments within one industry. Because investments within a single industry would all be affected by developments within that industry, a fund which concentrates in an industry is subject to greater risk than a fund which invests in a broader range of securities. Also, the value of the shares of such an underlying fund may be subject to greater market fluctuation than an investment in a more diversified fund.

Master Demand Notes. Although the Portfolios themselves will not do so, underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value, plus accrued interest, at any time.

Repurchase Agreements. Underlying funds, particularly money market mutual funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement that the seller will repurchase the securities at an agreed upon time and price. The Portfolios also may enter into repurchase agreements. These agreements are considered under the 1940 Act to be loans by the fund. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delays or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Loans Of Portfolio Securities. An underlying fund may lend its portfolio securities provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Short Sales. An underlying fund may sell securities short. In a short sale, the fund sells stock which it does not own, making delivery with securities "borrowed" from a broker. The fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund. Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would increase the costs of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The fund also must deposit in an segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividend or interest the fund may be required to pay in connection with a short sale.

A short sale is "against the box" if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

Options Activities. An underlying fund may write (i.e., sell) call options ("calls") and put options ("puts") only if the positions are "covered" throughout the life of the option. Generally, a position is "covered" if the fund establishes a segregated account containing the cash or securities necessary to cover the option when exercised or if the fund owns an offsetting position.

When a fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the fund will forgo any gain from an increase in the market price of the underlying security over the exercise price. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the fund at the exercise price at any time during the option period.

A fund also may purchase puts and calls. When a fund purchases an option, it pays a premium in return for the right to sell (put) or buy (call) the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index options which differ from options on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date. A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. The underlying fund's custodian, or a securities depository acting for it, generally acts as escrow agent as to the securities on which the fund has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they can not be sold by the fund.

Futures Contracts. An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indices. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts. If a fund enters into a futures contract or an option on a futures contract (see below) for other than bona fide hedging purposes, only up to 5% of its net assets may then consist of initial margin deposits and premiums required to establish such positions.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize. A stock index futures contract may be used to hedge an underlying fund's portfolio with regard to market risk as distinguished from risk relating to a specific security. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into any futures on debt securities or stock index.

In addition, the market prices of futures contracts may be effected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

Options On Futures Contracts. An underlying fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The fund may purchase put options on futures contracts in lieu of, and for the same purpose as a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The fund is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the fund when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

Risk Factors Regarding Options, Futures And Options On Futures. Perfect correlation between an underlying fund's derivative positions and portfolio positions will be impossible to achieve. Accordingly, successful use by a fund of options on stock or bond indices, financial and currency futures contracts and related options, and currency options will be subject to the investment manager's ability to predict correctly movements in the direction of the securities and currency markets generally or of a particular segment. If a fund's investment manager is not successful in employing such instruments in managing a fund's investments, the fund's performance will be worse than if it did not employ such strategies. In addition, a fund will pay commissions and other costs in connection with such investments, which may increase the fund's expenses and reduce the return. In writing options on futures, a fund's loss is potentially unlimited and may exceed the amount of the premium received.

Positions in stock index options, stock and bond index futures contracts, financial futures contracts, foreign currency futures contracts, related options on futures and options on currencies may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any specific time. Thus, it may not be possible to close such an option or futures position. This is particularly true when trading options on foreign exchanges or the OTC market. The inability to close options or futures positions could have an adverse impact on a fund.

When trading options on foreign exchanges or in the OTC market many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.

Leverage Through Borrowing. An underlying fund may borrow to increase its holdings of portfolio securities. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Leveraging will exaggerate the effect of any increase or decrease in the value of portfolio securities on the fund's net asset value, and money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

Warrants. An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period of time. The prices do not necessarily move parallel to the prices of the underlying securities.

Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the purchase price and the right to purchase the underlying security.

Description Of Bond Ratings. Excerpts from Moody's Investors Service, Inc. ("Moody's") description of its four highest bond ratings:

                  Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds; A--possess many favorable investment attributes and are to be considered as "upper medium grade obligations"; Baa--considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements, their future cannot be considered as well assured; B--generally lack characteristics of the desirable investment; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; regarded as having extremely poor prospects.

Moody's also supplies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor's Corporation ("S&P") description of its five highest bond ratings:

                  AAA--highest grade obligations. Capacity to pay interest and repay principal is extremely strong; AA--also qualify as high grade obligations. A very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree; A--regarded as upper medium grade. They have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB--regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest which qualifies for commercial bank investment. BB, B, CCC, CC--predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the lowest degree of speculation and CC the highest.

S&P applies indicators "+", no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

Investment Advisor

A separate Investment Advisory Agreement between New Century Portfolios and the Advisor on behalf of the Capital and the Balanced Portfolios of the Trust was initially approved (on February 28, 1990) for a term of two years. On October 16, 1998, the Fund's shareholders approved new investment advisory agreements with the Advisor to replace the prior Advisory Agreements. The new agreements contain the same terms and conditions as the prior Advisory Agreements, except for effective dates and termination dates. Shareholders were asked to approve the new agreements because the Advisor merged with Weston Advisors, Inc., an affiliated company, which resulted in a change of control of the Advisor. On June 22, 2000, the initial shareholder of the Aggressive and International Portfolios approved comparable Investment Advisory Agreements with the Advisor for those two series.

All of the Agreements continue in effect from year to year after an initial term of two years only if such continuance is approved annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons (as such term is defined in the Investment Company Act of 1940, as amended) of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time without penalty by the Trust's Board of Trustees or by a majority vote of the outstanding shares of the Trust, or by the Advisor, in each instance on not less than 60 days written notice and shall automatically terminate in the event of its assignment.

For its services as investment advisor, the Advisor receives a monthly fee from each Portfolio, at the annualized rate of 1% of each portfolio's average daily net assets for the first $100 million in assets and .75% of the assets exceeding that amount. For the fiscal years ended October 31, 1999, 1998 and 1997, the Advisor received fees related to its management of the Portfolios as follows:

---------------------------------------------------------------------
                               1999          1998         1997
---------------------------------------------------------------------
New Century Capital         $1,069,099     $624,526     $875,355
---------------------------------------------------------------------
New Century Balanced         $533,425      $703,591     $455,053
---------------------------------------------------------------------
New Century Aggressive          N/A           N/A          N/A
---------------------------------------------------------------------
New Century International       N/A           N/A          N/A
---------------------------------------------------------------------

For the fiscal years ended October 31, 1999, 1998 and 1997, the Advisor received fees related to administrative services provided to Portfolios the as follows:

------------------------------------------------------------------------------
                                1999              1998             1997
------------------------------------------------------------------------------
------------------------------------------------------------------------------
New Century Capital            $71,863          $39,254;          $68,180
------------------------------------------------------------------------------
------------------------------------------------------------------------------
New Century Balanced           $41,385           $58,965          $27,593
------------------------------------------------------------------------------
------------------------------------------------------------------------------
New Century Aggressive           N/A               N/A              N/A
------------------------------------------------------------------------------
------------------------------------------------------------------------------
New Century International        N/A               N/A              N/A
------------------------------------------------------------------------------

The officers and trustees of the Advisor (and their positions held with New Century Portfolios) are as follows: I. Richard Horowitz, President; Douglas A. Biggar, Executive Vice President and Clerk (Chairman and a Trustee of the Trust); Joseph Robbat, Jr., Chief Executive Officer and Treasurer (a Trustee of the Trust); Wayne M. Grzecki (President of the Trust); Ronald A. Sugameli (Vice President of the Trust); and Robert I. Stock. Together, these individuals may be deemed to control the Advisor.

Distributor

Pursuant to separate Distribution Agreements between New Century Portfolios and Weston Securities Corp. (the "Distributor") on behalf of each Portfolio, the Distributor is the exclusive agent for the Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. The Portfolios each have a Distribution Plan ("Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, which allows each Portfolio to pay up to 0.25% of its average daily net assets to the Distributor for activities primarily intended to sell shares of the Portfolio. In addition, the Distributor receives sales commissions and other compensation in connection with the purchase of investment company shares by each Portfolio. The Distributor is obligated to waive payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation that it receives in connection with the purchase of investment company shares by each Portfolio. The following table sets forth the corresponding dollar amounts for the last three fiscal years.

                                                            Fiscal Year Ended      Fiscal Year Ended     Fiscal Year Ended
                                                             October 31, 1997      October 31, 1998       October 31, 1999
                                                          --------------------- ---------------------- ---------------------
New Century Capital
Gross amount payable by Portfolio under
Plan........................................                     $171,713               $208,476              $273,707
Amount waived by Distributor (equals sales                      $(77,284)              $(56,576)             $(83,399)
commissions and compensation it received in                     ---------              ---------             ---------
connection with the transactions by the
Portfolios).................................
Net amount paid by Portfolio to Distributor under                 $94,429               $151,900              $190,308
Plan........................................                      =======               ========              ========

New Century Balanced
Gross amount payable by Portfolio under
Plan........................................                     $113,764                125,861               156,161
Amount waived by Distributor (equals sales                      $(31,283)              $(38,766)             $(38,176)
commissions and compensation it received in                     ---------              ---------             ---------
connection with the transactions by the
Portfolios).................................
Net amount paid by Portfolio to Distributor under                 $82,481                $87,095              $117,985
Plan........................................                      =======                =======              ========

New Century Aggressive
Gross amount payable by Portfolio under
Plan........................................                          N/A                    N/A                   N/A
Amount waived by Distributor (equals sales                            N/A                    N/A                   N/A
commissions and compensation it received in
connection with the transactions by the
Portfolios).................................
Net amount paid by Portfolio to Distributor under                     N/A                    N/A                   N/A
Plan........................................

New Century Aggressive
Gross amount payable by Portfolio under
Plan........................................                          N/A                    N/A                   N/A
Amount waived by Distributor (equals sales                            N/A                    N/A                   N/A
commissions and compensation it received in
connection with the transactions by the
Portfolios).................................
Net amount paid by Portfolio to Distributor under                     N/A                    N/A                   N/A
Plan........................................


The principal expenses incurred during the stated period were for administration staff and advertising. Under the Distribution Agreements, the expenses of printing all sales literature, including prospectuses, are to be borne by the Distributor. I. Richard Horowitz, Douglas A.

Biggar and Joseph Robbat, Jr., officers of the Advisor, are also registered representatives of the Distributor. Therefore, the Distributor is an affiliated person of New Century Portfolios.

On February 28, 1990, the Distribution Agreement and the Distribution (12b-1) Plan for the Capital and the Balanced Portfolio were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of New Century Portfolios as defined in the 1940 Act (and each of whom has no direct or indirect financial interest in the Plans or any agreement related thereto, referred to herein as the "12b-1 Trustees"). The comparable Distribution Agreements and 12b-1 Plans for the Aggressive and the International Portfolios were approved by the Board of Trustees on June 22, 2000. The Plans may be terminated at any time by the vote of the Board or the 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio. While each Plan continues in effect, the selection of the 12b-1 Trustees is committed to the discretion of such persons then in office.

Although the Plans may be amended by the Board of Trustees, any change in the Plans which would materially increase the amounts authorized to be paid under the Plans must be approved by shareholders. The total amounts paid by the Portfolios under the foregoing arrangements may not exceed the maximum limit specified in the Plan, and the amounts and purposes of expenditures under the Plans must be reported to the 12b-1 Trustees quarterly.

The Distribution Agreement for each Portfolio provides that it will continue in effect from year to year only so long as such continuance is specifically approved at least annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust and in either case by the vote of a majority of the trustees who are 12b-1 Trustees, voting in person at a meeting called for the purpose of voting on such approval. The agreements will terminate automatically in the event of their assignment.

Allocation Of Portfolio Brokerage

The Advisor, in effecting the purchases and sales of portfolio securities for the account of the Trust, will seek execution of trades either (i) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (ii) at a higher rate of commission charges if reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker, or dealer. Such services may include, but are not limited to, any one or more of the following: Information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments. The Advisor may use research and services provided to it by brokers and dealers in servicing all its clients, however, not all such services will be used by the Advisor in connection with the Trust. Fund orders may be placed with an affiliated broker-dealer, and in such case, the Distributor will receive brokerage commissions. However, portfolio orders will be placed with the Distributor only where the price being charged and the services being provided compare favorably with those which would be charged to the Trust by non-affiliated broker-dealers, and with those charged by the Distributor to other unaffiliated customers, on transactions of a like size and nature. Brokerage may also be allocated to dealers in consideration of sales of Portfolio shares but only when execution and price are comparable to that offered by other brokers. For the three fiscal years ending on October 31, 1999, 1998 and 1997, the aggregate amounts of brokerage commissions (including markups on principal transactions) paid by the Trust were $0, $0 and

$108,567, respectively.

The Advisor is responsible for making the Trust's portfolio decisions subject to instructions described in the prospectus. The Board of Trustees may however impose limitations on the allocation of portfolio brokerage.

New Century Portfolios expects that most purchases and sales of portfolio securities, including money market securities, will be principal transactions. Such securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by New Century Portfolios for such purchases. Purchases from the underwriters will include the underwriter commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked price.

Transfer Agent

PFPC Global Fund Services serves as transfer agent, dividend disbursing agent and redemption agent for redemptions pursuant to a Transfer and Dividend Disbursing Agency Agreement approved by the Board of Trustees of the Trust at a meeting held for such purpose on February 28, 1990. The agreement is subject to annual renewal by the Board of Trustees of the Trust.

The Transfer Agent provides all the necessary facilities, equipment and personnel to perform the usual or ordinary services of Transfer and Dividend Paying Agent, including: receiving and processing orders and payments for purchases of shares, opening stockholder accounts, preparing annual stockholder meeting lists, mailing proxy material, receiving and tabulating proxies, mailing stockholder reports and prospectuses, withholding certain taxes on non-resident alien accounts, disbursing income dividends and capital distributions, preparing and filing U.S. Treasury Department Form 1099 (or equivalent) for all stockholders, preparing and mailing confirmation forms to stockholders for all purposes and redemption of the Trust's shares and all other confirmable transactions in stockholders' accounts, recording reinvestment of dividends and distributions of the Trust's shares and causing redemption of shares for and disbursements of proceeds to withdrawal plan stockholders.

Purchase Of Shares

The shares of each Portfolio of the Trust are continuously offered by the Distributor. Orders for the purchase of shares of a Portfolio of the Trust received by the Transfer Agent prior to 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for trading will be confirmed at the net asset value next determined (based upon valuation procedures described in the prospectus) as of the close of the Transfer Agent's business day, normally 4:00 p.m. Eastern time. Orders received by the Transfer Agent after 4:00 p.m. will be confirmed at the next day's price.

Tax-Sheltered Retirement Plans. Shares of each Portfolio of the Trust are available to all types of tax-deferred retirement plans including custodial accounts described in Sections 401(k) and 403(b)(7) of the Internal Revenue Code. Qualified investors benefit from the tax-free compounding of income dividends and capital gains distributions. You can transfer an existing plan into the Trust or set up a new plan in the manner described below.

Individual Retirement Accounts (IRA). Individuals, who are not active participants (and, when a joint return is filed, who do not have a spouse who is an active participant) in an employer maintained retirement plan are eligible to contribute on a deductible basis to an IRA account. The IRA deduction is also retained for individual taxpayers and married couples with adjusted gross incomes not in excess of certain specified limits. All individuals may make non deductible IRA contributions to a separate account to the extent that they are not eligible for a deductible contribution. Income earned by an IRA account will continue to be tax deferred. A special IRA program is available for corporate employers under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the record keeping requirements of establishing and maintaining a corporate retirement plan trust.

If you have received a lump sum distribution from another qualified retirement plan, you may roll over all or part of that distribution into a New Century Portfolios IRA. Your roll-over contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the lump sum distribution you can continue to defer Federal income taxes on your lump sum contribution and on any income that is earned on that contribution.

Tax-Sheltered Custodial Accounts. If you are an employee of a public school, state college or university, or an employee of a non-profit organization exempt from tax under Section 501(c)(3) of the Internal Revenue Code, you may be eligible to make contributions into a custodial account (pursuant to section 493(b)(7) of the IRC) which invests in Trust shares. Such contributions, to the extent that they do not exceed certain limits, are excludable from the gross income of the employee for federal income tax purposes.

How to Establish Retirement Accounts. All the foregoing retirement plan options require special applications or plan documents. Please call us to obtain information regarding the establishing of retirement plan accounts. In the case of IRA and KEOGH Plans, Bank of New York acts as the plan custodian and charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax advisor for specific advice prior to establishing a plan.

Systematic Withdrawal Program. You can arrange to make systematic cash withdrawals from your account monthly, quarterly or annually. If the periodic amount you elect to withdraw is more than the increase of any income or gains in your account, the withdrawals can deplete the value of your account. If the withdrawals are to be sent to someone who is not a registered owner of the shares, a signature guarantee is required on your application for this service. New Century Portfolios bears the cost of providing this plan at the present time. Please contact the Distributor to obtain information or an application. We may refuse to establish a systematic withdrawal program for an account under $10,000 or a withdrawal payment under $50.

Officers And Trustees Of New Century Portfolios

The members of the Board of Trustees of the Trust are fiduciaries for the Portfolios' shareholders and are governed by the law of the Commonwealth of Massachusetts in this regard. They establish policy for the operation of the Portfolios, and appoint the Officers who conduct the daily business of the Portfolios.

                                          Position and           Principal Occupation
Name and Address               Age        Office with Trust      During the past Five Years
----------------               ---        -----------------      --------------------------
*Douglas A. Biggar             53         Chairman and           Executive Vice President and Clerk,
 20 William Street,                       Trustee                Weston Financial Group, Inc.;
 Suite 330                                                       Clerk and Treasurer of Weston
 Wellesley, MA 02481                                             Securities Corporation.

*Joseph Robbat, Jr.            49         Trustee                Chief Executive Officer and
 20 William St.,                                                 Treasurer,
 Suite 330                                                       Weston Financial Group, Inc.
 Wellesley, MA 02481

Stanley H. Cooper, Esq.        52         Trustee                Attorney in private practice
One Ashford Lane
Andover, MA 01810

Roger Eastman, CPA             69         Trustee                Executive Vice President and Chief
32 Meetinghouse Square                                           Operating Officer, Danvers Savings
Middleton, MA 01949                                              Bank; Formerly Partner, Arthur
                                                                 Andersen & Co.

Michael A. Diorio, CPA         54         Trustee                Consultant in private practice,
11 Calvin Drive                                                  Formerly Partner, Diorio, Hudson &
Milford, MA 01757                                                Pavento, P.C.

Wayne M. Grzecki               49         President              Vice President and Senior
20 William St.,                                                  Counselor, Weston Financial
Suite 330                                                        Group, Inc.
Wellesley, MA 02481

Ronald A. Sugameli             49         Vice President         Vice President and Senior
20 William St.,                                                  Counselor, Weston Financial
Suite 330                                                        Group, Inc.
Wellesley, MA 02481

Ellen M. Bruno                 34         Treasurer              Vice President, Weston Financial
20 William St.                            and Secretary          Group, Inc.;
Suite 330                                                        Consultant, United Asset
Wellesley, MA 02481                                              Management Corporation








                                      B-23


Susan K. Arnold                42         Assistant Treasurer    Financial Counselor,
20 William St.,                                                  Weston Financial Group, Inc.
Suite 330
Wellesley, MA  02481

Clara Prokup                   52         Assistant Secretary    Director of Investment
20 William St.,                                                  Operations and Comptroller,
Suite 330                                                        Weston Financial Group, Inc.
Wellesley, MA  02481

*Interested trustee as defined in the Investment Company Act of 1940 (the "1940 Act").

The officers conduct and supervise the daily business operations of the Trust, while the trustees, in addition to functions set forth under "Advisor," "Administrator" and "Distributor," review such actions and decide on general policy. Compensation to officers and trustees of New Century Portfolios who are affiliated with the Administrator, the Advisor or the Distributor is paid by the Administrator, the Investment Advisor or the Distributor, respectively, and not by the Trust. The Trust pays each Trustee who is not affiliated with the Administrator, Advisor or Distributor quarterly fees.

The following table shows aggregate compensation paid to each non-affiliated Trustee by the Trust in the fiscal year ended October 31, 1999.

       (1)               (2)             (3)                 (4)                (5)
Name of Person,       Aggregate      Pension or          Estimated Annual    Total
      Position        Compensation   Retirement          Benefits Upon       Compensation
                      From           Benefits Accrued    Retirement
                      Registrant     as Part of Trust
                                     Expenses
Stanley H. Cooper,    $4,000         $-0-                $-0-                $4,000
Esquire -Trustee

Roger Eastman,        $4,000         $-0-                $-0-                $4,000
CPA - Trustee

Michael A. Diorio,    $4,000         $-0-                $-0-                $4,000
CPA - Trustee

Ownership of the Portfolios

As of August 1, 2000, the following persons were control persons or principal holders of each Portfolio's shares. Control persons are persons deemed to control a Portfolio because they own beneficially over 25% of the outstanding shares of the Portfolio. Principal holders are persons that own beneficially 5% or more of a Portfolio's outstanding shares. As of that date, the Trust's officers and Trustees as a group owned less than 1% of the outstanding shares of the Portfolios.

New Century Capital

None

New Century Balanced

FTC & Co.                                           6.19%
Datalynx 093
P.O. Box 173736
Denver, CO  80217-3736

New Century Aggressive

N/A

New Century International

N/A

General Information

Beneficial Shares. New Century Portfolios was organized as a Maryland corporation on July 20, 1988. It was reorganized as a Massachusetts business trust on March 20, 1990. Prior to November 2, 1998, New Century Portfolios was named Weston Portfolios and New Century Balanced Portfolio was designated as New Century I Portfolio.

It offers an unlimited number of transferable beneficial shares all at $.01 par value. At the present time, there are four series of shares designated as the "New Century Capital Portfolio", the "New Century Balanced Portfolio", the "New Century Aggressive Portfolio", and the "New Century International Portfolio". Each share has equal dividend, voting, liquidation and redemption rights. There are no conversion or pre-emptive rights. Shares, when issued, will be fully paid and non assessable. Fractional shares have proportional voting rights. Shares of the Portfolios do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Trustees. The Portfolios' shareholders will vote together to elect Trustees and on other matters affecting the entire Trust, but will vote separately on matters affecting separate Portfolios.

Audits and Reports. The accounts of the Trust are audited each year by Briggs Bunting & Dougherty, LLP, Two Logan Square, Suite 2121, Philadelphia, PA 19103, independent certified public accountants whose selection must be approved annually by the Board of Trustees. Shareholders receive semi-annual and annual reports of the Trust including the annual audited financial statements and a list of securities owned.

Taxes. The Trust, and each Portfolio, intend to qualify as regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). Such qualification removes from the Trust any liability for Federal income taxes upon the portion of its income distributed to shareholders in accordance with certain timing requirements and makes Federal income tax upon such distributed income generated by the Portfolios' investments the sole responsibility of the shareholders. Continued qualification requires the Trust, among other things, to distribute to its shareholders each year substantially all of its income and capital gains. The Code imposes a non-deductible, 4% excise tax on regulated investment companies that do not distribute to investors in each calendar year, an amount equal to the sum of (i) 98% of its calendar year ordinary income, plus
(ii) 98% of its capital gain net income (the excess of short and long-term capital gain over short and long-term capital loss) for the one-year period ending each October 31, plus (iii) 100% of any undistributed ordinary or capital gain net income from the prior year. New Century Portfolios intends to declare and pay dividends and capital gain distributions in a manner to avoid imposition of the excise tax. The Trust also proposes to comply with other requirements, such as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of annual gross income from dividends, interest, gains from sales of securities, or other "qualifying income."

"The Trust" is a series trust. Each series of the Trust will be treated as a separate entity for Federal tax purposes. Any net capital gains recognized by a Series will be distributed to its investors without need to offset (for Federal tax purposes) such gains against any net capital losses of another series.

Expenses. Except as indicated above, New Century Portfolios is responsible for the payment of its expenses, including: (a) the fees payable to the Advisor, Administrator and the Distributor; (b) the fees and expenses of Trustees who are not affiliated with the Advisor or the Distributor; (c) the fees and certain expenses of New Century Portfolios' Custodian and Transfer Agent; (d) the charges and expenses of New Century Portfolios' legal counsel and independent accountants; (e) brokers' commissions and any issue or transfer taxes chargeable to a Portfolio in connection with its securities transactions; (f) all taxes and corporate fees payable by New Century Portfolios to governmental agencies; (g) the fees of any trade association of which New Century Portfolios is a member;
(h) the cost of stock certificates, if any, representing shares of the Portfolio; (i) reimbursements of the organization expenses of New Century Portfolios and the fees and expenses involved in registering and maintaining registration of New Century Portfolios and its shares with the Securities and Exchange Commission and registering to distribute its shares in and qualifying its shares for sale under state securities laws, and the preparation and printing of New Century Portfolios' registration statements and prospectuses for such purposes; (j) allocable communications expenses with respect to investor services and all expenses of shareholder and trustee meetings and of preparing, printing and mailing prospectuses and reports to shareholders; (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of New Century Portfolios' business; and (l) compensation for employees of New Century Portfolios.

Custodian. The Trust has retained The Bank of New York, 90 Washington Street, 22nd Floor, New York, NY 10286, to act as Custodian of the securities and cash of the Trust and its Portfolios.

Code of Ethics. The Trust has adopted a Code of Ethics for certain access persons of the Portfolios, which includes its Trustees and certain officers and employees of the Trust, the Advisor and the Distributor. The Code of Ethics is designed to ensure that insiders act in the interest of the Portfolios and their shareholders with respect to any personal trading of securities. Under the Code of Ethics, access persons are prohibited from directly or indirectly buying or selling securities (except for mutual funds, U.S. government securities and money market instruments) which to his or her actual knowledge are being purchased, sold or considered for purchase or sale by the Portfolios. The Code of Ethics contains even more stringent investment restrictions and prohibitions for insiders who participate in the Portfolios' investment decisions. The Code of Ethics also contains certain reporting requirements and securities trading clearance procedures.

Performance

From time to time a Portfolio may advertise its total return and yield. "Total return" is the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of purchase price.

The "yield" of a Portfolio is computed by dividing the net investment income per share earned during the period stated in the advertisement (using the average number of shares entitled to receive dividends) by the maximum offering price per share on the last day of the period. The calculation includes among expenses of the Portfolio, for the purpose of determining net investment income, all recurring charges for the period stated. The yield formula provides for semi-annual compounding which assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. A portfolio may also include its distribution rate in its advertisements. The distribution rate is the amount of distributions per share made over a 12-month period divided by the current net asset value.

Total return quotations used by the Portfolios are based on standardized methods of computing performance mandated by Securities and Exchange Commission rules. The "average annual total return" of the Portfolio refers to the average annual compounded rates of return over 1, 5 and 10 year periods or for the life of the Portfolio (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The average annual total returns for each Portfolio for one-year, five-years and ten-years periods ending on December 31, 1999 are set forth in the Prospectus.

Average Annual Returns for the Periods Ended October 31, 1999.

                                          1 Year       5 Years      10 Years
                                          ------       --------     --------
New Century Capital Portfolio             28.94%       19.47%       14.30%
New Century Balanced Portfolio            15.26%       13.94%       10.91%
New Century Aggressive Portfolio          N/A          N/A          N/A
New Century International Portfolio       N/A          N/A          N/A

As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the public offering price on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. According to the Securities and Exchange Commission formula:

           P(1 + T)n = ERV
          Where
               P = a hypothetical initial payment of $1,000
               T = average annual total return n = number of years
             ERV = ending redeemable value of hypothetical $1,000
                   payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Comparisons and Advertisements. To help investors better evaluate how an investment in the Portfolios might satisfy their investment objective, advertisements regarding the Portfolios may discuss yield or total return for the Portfolios as reported by various financial publications and/or compare yield or total return to yield or total return as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

               Lehman Treasury Index;
               Salomon Bros. Corporate Bond Index;
               U.S. Treasury Bills;
               Consumer Price Index;
               S&P 500;
               Dow Jones Industrial Average; and
               Mutual Fund returns calculated by the CDA Technologies, Inc.

Financial Statements

The Trust's audited financial statements, related notes and the report of Briggs Bunting & Dougherty, LLP for the fiscal year ended October 31, 1999, as set forth in the Trust's Annual Report to Shareholders dated October 31, 1999, are incorporated herein by reference. You may obtain a free copy of the Annual Report to Shareholders by contacting the Trust at the address or telephone number appearing on the cover of this Statement of Additional Information.

INVESTMENT ADVISOR
Weston Financial, Inc.
20 William Street, Suite 330
Wellesley, MA 02481-4102

DISTRIBUTOR
Weston Securities Corporation
20 William Street, Suite 330
Wellesley, MA 02481-4102

CUSTODIAN
The Bank of New York
90 Washington Street, 22nd Floor
New York, NY 10286-0001

TRANSFER AGENT
PFPC Global Fund Services
211 South Gulph Road
P.O. Box 61767
King of Prussia, PA 19406-3101

LEGAL COUNSEL
Greenberg Traurig, LLP
One Commerce Square
2005 Market Street, Suite 2050
Philadelphia, PA 19103-7065

AUDITORS
Briggs Bunting & Dougherty, LLP
Two Logan Square, Suite 2121
Philadelphia, PA 19103-4901

                             NEW CENTURY PORTFOLIOS
                            PART C: OTHER INFORMATION

Item 23. FINANCIAL STATEMENTS AND EXHIBITS.
The following exhibits need to be re-filed, except as otherwise noted:

(a) (1) Declaration of Trust of Weston Portfolios dated February 1, 1990 (the "Declaration") as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on February 26, 1990 is filed herewith as Exhibit EX-99.a.1.

          a.       Consent to Use of Name of Weston Portfolios dated
                   February 22, 1990 as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on February 26, 1990 is filed herewith as Exhibit EX-99.a.1.a.

          b. Amended Certificate to Declaration of Trust dated August 30, 2000 as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on August 30, 2000 is filed herewith as Exhibit
                   EX-99.a.1.b.

     (2)  Amendments to the Declaration.
          (a) Amendment dated October 30, 1998 to the Declaration re: a change of name from Weston Portfolios to New Century Portfolios as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on October 20, 1998 is filed herewith as Exhibit EX-99.a.2.a.

          (b) Amendment dated August 30, 2000 to the Declaration re: the re-designation of the New Century I Portfolio as the New Century Balanced Portfolio as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on August 30, 2000 is filed herewith as Exhibit EX-99.a.2.b.

          (c) Amendment dated August 30, 2000 to the Declaration re: the addition of the New Century Aggressive Portfolio and the New Century Balanced Portfolio as filed with the Secretary of the Commonwealth of the Commonwealth of Massachusetts on August 30, 2000 is filed herewith as Exhibit EX-99.a.2.c.

(b)      By-Laws.
         By-Laws of the Registrant are filed herewith as Exhibit EX-99.b.

(c)      Instruments Defining Rights of Security Holders.
     (1) Specimens.
           a. Specimen security of New Century Capital Portfolio re: shares of beneficial interest, $0.01 par value, of the Registrant, a business trust organized under the laws of the Commonwealth of Massachusetts will be filed by Amendment.

           b. Specimen of the New Century Balanced Portfolio (f/k/a New
              Century I Portfolio) re: shares of beneficial interest, $0.01 par value, of the Registrant, a business trust organized under the laws of the Commonwealth of Massachusetts will be filed by Amendment.

     (2)  Instruments Defining Rights of Security Holders.
           a. Declaration of Trust.
              Article IV. OWNERSHIP OF ASSETS IN THE TRUST.
              Article V.  SHAREHOLDERS:  BENEFICIAL INTEREST IN THE
                          TRUST; PURCHASE AND REDEMPTION OF SHARES
                          OF BENEFICIAL INTEREST.
                          Section 5.1          Shares of Beneficial Interest.
                          Section 5.2          Establishment and Designation
                                               of Series.
                          Section 5.3          Purchase of Beneficial Shares
                                               in the Trust.
                          Section 5.5          Ownership of Beneficial
                                               Shares.
                          Section 5.6          Pre-Emptive Rights.
                          Section 5.7          Redemption of Beneficial Shares.
                          Section 5.8          Option to Redeem Small
                                               Accounts.
                          Section 5.9          Suspension of Right of
                                               Redemption.
                          Section 5.10         Redemption in Kind.
                          Section 5.11         Exchange Privilege.

              Article VI.      LIMITATION OF SHAREHOLDER LIABILITY.
              Article VII.     Section 7.3.      Subsections (M) and (O)
              Article IX.      BENEFICIAL SHAREHOLDERS' VOTING POWERS
                               AND MEETINGS.
              Article X.       DISTRIBUTIONS AND DETERMINATIONS OF NET
                               INCOME.

              Article XI.      LIMITATION OF LIABILITY AND INDEMNIFICATION.
                               Section 11.3.
              Article XII.     MISCELLANEOUS.
                               Section 12.3., 12.4, and 12.5.
           b. By-Laws.
              Article II.      SHAREHOLDERS AND CERTIFICATES OF
                               BENEFICIAL INTEREST.
              Article III.     MEETINGS OF SHAREHOLDERS.
              Article X.       DIVIDENDS.
              Article XV.      NOTICES.

(d) (1) Executed Investment Advisory Agreement dated November 30, 1998 between the Registrant and Weston Financial Group, Inc. on behalf of the New Century Capitol Portfolio is filed herewith as Exhibit EX-99.d.1.

     (2) Executed Investment Advisory Agreement dated November 30, 1998 between the Registrant and Weston Financial Group, Inc. on behalf of the New Century Balanced Portfolio is filed herewith as Exhibit EX-99.d.2.

     (3) FORM OF Investment Advisory Agreement dated November __, 2000 between the Registrant and Weston Financial Group, Inc. on behalf of the New Century Aggressive Portfolio is filed herewith as Exhibit EX-99.d.3.

     (4) FORM OF Investment Advisory Agreement dated November __, 2000 between the Registrant and Weston Financial Group, Inc. on behalf of the New Century International Portfolio is filed herewith as Exhibit EX-99.d.4.

(e) (1) Distribution Agreement dated February 28, 1990 between Weston Securities Corporation and the Registrant on behalf of the New Century Capital Portfolio is filed herewith as Exhibit EX-99.e.1.
          (a) Amendments to Distribution Agreement
               1. Amendment dated February 16, 2000, between Weston Securities Corporation and the Registrant on behalf of the New Century Capital Portfolio is filed herewith as Exhibit
                    EX-99.e.1.a.1

     (2) Distribution Agreement dated February 28, 1990 between Weston Securities Corporation and the Registrant on behalf of the New Century

          Balanced Portfolio (f/k/a New Century I Portfolio) is filed herewith as Exhibit EX-99.e.2.

               (a)  Amendments to Distribution Agreement
                    1. Amendment dated February 16, 2000, between Weston Securities Corporation and the Registrant on behalf of the New Century Balanced Portfolio is filed herewith as Exhibit EX-99.e.2.a.1.

         (3) FORM OF Distribution Agreement dated November __, 2000 between Weston Securities Corporation and the Registrant on behalf of the New Century Aggressive Portfolio is filed herewith as Exhibit EX-99.e.3.

         (4) FORM OF Distribution Agreement dated November __, 2000 between Weston Securities Corporation and the Registrant on behalf of the New Century International Portfolio is filed herewith as Exhibit EX-99.e.4.

(f) Not applicable, because there are no pension, bonus or other agreements for the benefit of trustees and officers

(g) (1) Custody Agreement dated December 21, 1994 between Registrant and The Bank of New York is incorporated herein by reference to Exhibit No. 23(g)(1) to Item No. 23 (Exhibit EX-99.b8) of Post-Effective Amendment No. 13/17 1A (File Nos. 33-24041 and 811-05646) to the Registrant's Registration Statement on Form N-1A, as filed with the Commission on February 26, 1999.

     (2) Custody Administration and Agency Agreement dated December 21, 1994 between Fund/Plan Services, Inc. and the Registrant will be filed by Amendment.

          a.       Letter Agreement dated March 3, 1998
                   between FPS Services, Inc. (formerly known as Fund/
                   Plan Services, Inc.) and Weston Portfolios, Inc. on behalf of the New Century Capital Portfolio (formerly known as the Weston Growth Portfolio) and the New Century Balanced Portfolio (formerly known as the New Century I Portfolio and the Weston Income Portfolio) re: assignment of all obligations under the Custody Administration and Agency Agreement to First Data Corporation is filed herewith as Exhibit EX-99.g.2.a.

(h)  (1)  Administration Agreements.
          a. Administration Agreement dated February ___, 1990 between Weston Financial Group, Inc. and the Registrant on behalf of the New Century Capital Portfolio is filed herewith as Exhibit EX-99.h.1.a.

          b. Administration Agreement dated February ___, 1990 between Weston Financial Group, Inc. and the Registrant on behalf of the New Century Balanced Portfolio (f/k/a New Century I Portfolio) is filed herewith as Exhibit EX-99.h.1.b.

          c. FORM OF Administration Agreement dated November __, 2000 between Weston Financial Group, Inc. and the Registrant on behalf of the New Century Aggressive Portfolio is filed herewith as Exhibit EX-99.h.1.c.

          d. FORM OF Administration Agreement dated November __, 2000 between Weston Financial Group, Inc. and the Registrant on behalf of the New Century International Portfolio is filed herewith as Exhibit EX-99.h.1.c.

     (2)  Shareholder Services.
          a. Shareholder Services Agreement dated November 8, 1988 between Fund/Plan Services, Inc. and Weston Portfolios, Inc. on behalf of the New Century Capital Portfolio (formerly known as the Weston Growth Portfolio) and the New Century Balanced Portfolio (formerly known as the New Century I Portfolio and the Weston Income Portfolio) is filed herewith as Exhibit EX-99.h.2.a.

                   1. Letter Agreement dated March 3, 1998 between FPS Services, Inc. (formerly known as Fund/ Plan Services, Inc.) and Weston Portfolios, Inc. on behalf of the New Century Capital Portfolio (formerly known as the Weston Growth Portfolio) and the New Century Balanced Portfolio (formerly known as the New Century I Portfolio and the Weston Income Portfolio) re: assignment of all obligations under the Shareholder Services Agreement to First Data Corporation is filed herewith as Exhibit EX-99.h.2.a.1.

         (3)      Accounting Services.
                  a. Accounting Services Agreement dated November 8, 1988 between Fund/Plan Services, Inc. and Weston Portfolios, Inc. on behalf of the New Century Capital Portfolio (formerly known as the Weston

                            Growth Portfolio) and the New Century Balanced Portfolio (formerly known as the New Century I Portfolio and the Weston Income Portfolio) is filed herewith as Exhibit EX-99.h.3.a.

                            1. Amendment dated February 1, 1990 to Accounting
                               Services Agreement dated November 8, 1998 will be filed by Amendment.

                            2. Letter Agreement dated March 3, 1998 between FPS
                               Services, Inc. (formerly known as Fund/ Plan
                               Services, Inc.) and Weston Portfolios, Inc. on behalf of the New Century Capital Portfolio (formerly known as the Weston Growth Portfolio) and the New Century Balanced Portfolio (formerly known as the New Century I Portfolio and the Weston Income Portfolio) re: assignment of all obligations under the Accounting Services Agreement to First Data Corporation is filed herewith as Exhibit EX-99.h.3.a.2.

(i) Opinion and consent of Greenberg, Traurig, LLP dated August 30, 2000 as to the legality of the Registrant's securities being registered is filed herewith as Exhibit EX-99.i.

(j) Consent of Briggs Bunting & Dougherty, LLP Independent Certified Public Accountants dated August 28, 2000 is filed herewith as Exhibit EX-99.j.

(k)      Not applicable.

(l) (a) Letter dated November 30, 1988 from Messrs. Douglas A. Biggar, Joseph Robbat, Jr., and I. Richard Horowitz, Trustees of The Weston Financial Group Profit Sharing Plan and Trust re: $100,000 investment in the Registrant is incorporated herein by reference to Post-Effective Amendment Nos. 3/3 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-24041 and 811-05646), as filed with the Commission on March 16, 1990.

     (b) Letter dated November 30, 1988 from Joseph Robbat, Jr., Chairman and CEO of Weston Financial Group, to Messrs. Douglas A. Biggar, Joseph Robbat, Jr. And I. Richard Horowitz, Trustees of The Weston Financial Group Profit Sharing Plan and Trust is incorporated herein by reference to Post-Effective Amendment Nos. 3/3 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-24041 and 811-05646), as filed with the Commission on March 16, 1990.

(m) (1) Distribution Plan dated _____________for the New Century Capital Portfolio (f/k/a The Weston Growth Portfolio) is filed herewith as

          Exhibit EX-99.m.1.

     (2) Distribution Plan dated ____________ for the New Century Balanced Portfolio (f/k/a The New Century I Portfolio and The Weston Income Portfolio) is filed herewith as Exhibit EX-99.m.2.

     (3) Form of Distribution Plan dated November __, 2000 for the New Century Aggressive Portfolio is filed herewith as Exhibit EX-99.m.3.

     (4) Form of Distribution Plan dated November __, 2000 for the New Century International Portfolio is filed herewith as Exhibit EX-99.m.4.

(n)      Rule 18f-3 Plan.
         Not applicable.

(o)      Not applicable. [Reserved]

(p) Code of Ethics of the Registrant dated October 1, 1998 is incorporated herein by reference to Exhibit (j) to Item No. 23 (EX-99.p.) of Post-Effective Amendment Nos. 13/17 to Registrant's Registration Statement on Form N-1A (File Nos. 33-24041 and 811-05646 ) as filed with the Commission on February 28, 2000.

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE
                  REGISTRANT.
                  None.

Item 25. INDEMNIFICATION.
                  The company shall indemnify any person who was or is a trustee, officer or employee of the Trust; provided however, that any such indemnification (unless ordered by a court) shall be made by the company only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made:

                  (i) by the Board of Trustees by a majority vote of a quorum which consists of the trustees who are neither "interested persons" of the company as defined in
                           Section 2(a)(19) of the 1940 Act, nor parties to the proceedings, or,

                  (ii) if the required quorum is not obtainable or if a quorum of such trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the company to any trustee or officer of the company for any liability to the company or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

                           As permitted by Article 11.2 (a)(v) of the Declaration of Trust, reasonable expenses incurred by a trustee who is a party to a proceeding may be paid by the Trust in advance of the final disposition of the action, after authorization in the manner described above and upon receipt by the trust of a written undertaking by the trustee or officer to repay the amount if it is ultimately determined that he is not entitled to be indemnified by the Trust.

                  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.
                  The principal business of Weston Financial Group, Inc. is to provide investment counsel and advice to individual and institutional investors.

Item 27. PRINCIPAL UNDERWRITERS.
               (a) Weston Securities Corp., the only principal underwriter of the Registrant, does not act as principal underwriter, depositor or investment advisor to any other investment company.

               (b) Herewith is the information required by the following table with respect to each trustee, officer or partner of Weston Securities Corp., the only underwriter named in answer to
                    Item 20 of Part B:

                                          Position and        Position and
       Name and Principal                 Offices with        Offices with
       Business Address                   Underwriter         Registrant
       I. Richard Horowitz                President           None
       20 William St., Suite 330
       Wellesley, MA 02481

       Douglas A. Biggar                  Clerk and           Chairman
       20 William St., Suite 330          Treasurer           and Trustee
       Wellesley, MA 02481

                  (c)      Not applicable.


Item 28. LOCATION OF ACCOUNTS AND RECORDS.
                  Each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder is in the physical possession of Weston Financial Group, Inc., 20 William Street, Suite 330, Wellesley, MA 02481, PFPC Global Fund Services, 211 South Gulph Road, King of Prussia, PA 19406 or The Bank of New York, 90 Washington Street, 22nd Floor, New York, NY 10286.

Item 29. MANAGEMENT SERVICES.
                  All management services are covered in the investment advisory and administration agreements between the Registrant and Weston Financial Group, Inc. as discussed in Parts A and B.

Item 30. UNDERTAKINGS.
                  The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has duly caused of this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Wellesley, and Commonwealth of Massachusetts on the 25 day of August, 2000.


                                NEW CENTURY PORTFOLIOS
                                Fund

                                By:     /S/  WAYNE M. GRZECKI
                                        (Signature and Title)
                                        Wayne M. Grzecki,  President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

 (Signature)                       (Title)               (Date)

 /S/ DOUGLAS A. BIGGAR              Trustee           August 25, 2000
 Douglas A. Biggar


 /S/ JOSEPH ROBBAT, JR.             Trustee           August 25, 2000
 Joseph Robbat, Jr.


 /S/ STANLEY H. COOPER              Trustee           August 25, 2000
 Stanley H. Cooper


 /S/ WAYNE M. GRZECKI               President         August 25, 2000
 Wayne M. Grzecki


 /S/ MICHAEL A. DIORIO              Trustee           August 25, 2000
 Michael A. Diorio


 /S/ ROGER EASTMAN                  Trustee           August 25, 2000
 Roger Eastman